                                                                   EXHIBIT 4.3.2


                               DATED 15 MAY 2002

                  (1)      KIMBERLY-CLARK HOLDING LIMITED

                  (2)      MOURANT ECS TRUSTEES LTD

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                              TRUST DEED AND RULES

                                       OF

                           KIMBERLY-CLARK SHAREPLUS UK


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                ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY
                                 ON 9 MAY 2002
                       AND APPROVED BY THE INLAND REVENUE
                           UNDER THE FINANCE ACT 2000
                      ON 16 MAY 2002 UNDER REFERENCE A1513

               TRUST DEED AND RULES OF KIMBERLY-CLARK SHAREPLUS UK

1     DEFINITIONS.......................................................................5

2     TRUSTS OF THE PLAN................................................................5

3     DIVIDENDS AND OTHER DISTRIBUTIONS.................................................9

4     GROUP COMPANIES...................................................................9

5     ACQUISITION OF SHARES............................................................10

6     ISSUE OF SHARES..................................................................11

7     RETENTION OF SHARES..............................................................11

8     VOTING RIGHTS....................................................................12

9     NOTICES AND CIRCULARS............................................................13

10    RIGHTS ISSUES....................................................................13

11    CAPITALISATION ISSUES............................................................14

12    RECONSTRUCTIONS AND TAKE-OVERS...................................................15

13    ENTITLEMENTS.....................................................................15

14    INFORMATION AND ACCOUNTING FOR INCOME TAX........................................16

15    TRUSTEES' POWERS OF DELEGATION...................................................16

16    ADMINISTRATION...................................................................17

17    PROVISIONS RELATING TO THE TRUSTEES..............................................18

18    APPOINTMENT REMOVAL AND RETIREMENT OF TRUSTEES...................................20

19    RESIDENCE AND NUMBER OF TRUSTEES.................................................20

20    ALTERATIONS......................................................................21

21    TERMINATION......................................................................21

22    GENERAL..........................................................................21

SCHEDULE ONE

1     DEFINITIONS......................................................................23

PART ONE - FREE SHARES

2     APPROPRIATION OF FREE SHARES.....................................................36

3     TRANSFER OF FREE SHARES..........................................................40

4     CESSATION OF EMPLOYMENT AND WITHDRAWAL OF FREE SHARES FROM THE PLAN..............40

PART TWO - PARTNERSHIP SHARES

5     INVITATIONS TO ACQUIRE PARTNERSHIP SHARES........................................43

6     ACQUISITION OF PARTNERSHIP SHARES................................................46

7     TRANSFER OF PARTNERSHIP SHARES...................................................48

8     CESSATION OF EMPLOYMENT..........................................................49

PART THREE - MATCHING SHARES

9     APPROPRIATION OF MATCHING SHARES.................................................51

10    TRANSFER OF MATCHING SHARES......................................................52

11    CESSATION OF EMPLOYMENT AND WITHDRAWAL OF MATCHING SHARES FROM THE PLAN..........53

PART FOUR - DIVIDEND SHARES

12    REINVESTMENT OF DIVIDENDS........................................................56

13    TRANSFER OF DIVIDEND SHARES......................................................57

14    CESSATION OF EMPLOYMENT..........................................................58

PART FIVE - GENERAL

15     ACQUISITION OF SHARES FOR APPROPRIATION.........................................60

16     ISSUE OF SHARES AND DIVIDENDS...................................................61

17     DISPOSALS AND PAYMENT...........................................................62

18     STAMP DUTY......................................................................63

19     DISPUTES........................................................................63

20     RIGHTS ON TERMINATION OF EMPLOYMENT.............................................63

21     DUTY TO ACCOUNT FOR PAYE ETC....................................................63

22     ALTERATIONS.....................................................................65

23     GENERAL.........................................................................66

24     GOVERNING LAW...................................................................67

SCHEDULE TWO ..........................................................................68

SCHEDULE THREE ........................................................................72

SCHEDULE FOUR .........................................................................76

SCHEDULE FIVE .........................................................................82

SCHEDULE SIX ..........................................................................83

SCHEDULE SEVEN ........................................................................86

SCHEDULE EIGHT ........................................................................87

SCHEDULE NINE .........................................................................89

SCHEDULE TEN ..........................................................................90

THIS DEED is made the 15th day of May 2002
BETWEEN:

(1) KIMBERLY-CLARK HOLDING LIMITED whose registered office is at 1 Tower View, Kings Hill, West Malling, Kent ME19 4HA (hereinafter called "the Company")

(2) MOURANT ECS TRUSTEES LTD whose registered office is at 4th Floor 35 New Bridge Street, London EC2V 6BW ("the Trustees")

RECITALS:

(A) The Company was incorporated on 20 November 1985 with limited liability under the Companies Act 1985 under registration number 1961889

(B) The Company wishes to establish a share incentive plan to be approved in accordance with the provisions of the Schedule and constituting an employees' share scheme as defined in Section 743 of the Companies Act 1985 (hereinafter called "the Plan") for the purposes of providing funds to the Trustees to enable Shares in the capital of the Parent to be acquired by the Trustees and to be appropriated to employees of the Participating Companies (as hereinafter defined) and to enable the Trustees to acquire further Shares in the capital of the Parent on behalf of Participants using Partnership Share Money (as defined in Schedule One) and dividends in accordance with the rules of the Plan

(C) The Board of Directors of the Company resolved to adopt the Plan on 9 May 2002

(D)      The Trustees have agreed to be the first Trustees of the Plan

THIS DEED PROVIDES as follows:

1        DEFINITIONS

         1.1 Unless the context otherwise requires words and expressions defined in Schedule One shall have the same meaning in the other parts of this Deed and references to "Clauses" shall mean clauses of this Deed and references to "Rules" in this Deed and in Schedule One shall mean the rules set out in Schedule One

         1.2 References to the Plan shall mean the Plan constituted by this Deed and Schedule One

         1.3 References to any statutory provision are to that provision as amended or re-enacted from time to time and unless the context otherwise requires words in the singular shall include the plural (and vice versa) and words importing the masculine shall include the feminine (and vice versa)

2        TRUSTS OF THE PLAN

         2.1 The Company hereby covenants with the Trustees to pay and to procure that each Participating Company pays to the Trustees in accordance with and subject to the provisions of the Plan the amounts due from it or them for the purposes of the subscription for or purchase of Shares by the Trustees to be appropriated under the Plan as Free Shares and/or Matching Shares to prospective Participants employed by it or them (as appropriate) together with any other amounts required to cover any costs charges and expenses incurred in such subscription or purchase and any other expenses and charges incurred by the Trustees in the establishment operation and determination of the Plan

         2.2 The Company hereby covenants with the Trustees to pay and procure that each Participating Company pays to the Trustees as soon as practicable in accordance with and subject to the provisions of the Plan the amounts due from Participants under deduction from salary for the purposes of the subscription for or purchase of Shares by the Trustees to be acquired under the Plan as Partnership Shares for Participants employed by it or them (as appropriate)

         2.3 The Trustees shall keep any Partnership Share Money in an account with:

                  a) an institution authorised under the Banking Act 1987;

                  b) a building society; or

                  c) a relevant European institution.

                  The Trustees shall be under no obligation to place monies in an interest bearing account, but if Partnership Share Money is held in an interest bearing account the Trustees must account to the Participants for it.

         2.4 The Company hereby covenants with the Trustees to pay and procure that each Participating Company pays to the Trustees in accordance with and subject to the provisions of the Plan any cash dividends in respect of Plan Shares held on behalf of Participants for the purposes of the subscription for or purchase of further Shares by the Trustees as Dividend Shares for Participants in accordance with Rule 12.1

         2.5 Subject as hereinafter provided the Trustees hereby covenant with the Company, each Participating Company and each Participant to apply the monies received pursuant to Clauses 2.1, 2.2 and 2.4 in the subscription for or purchase of Shares and to hold the same once appropriated and all other trust property deriving therefrom UPON TRUST for the Participants respectively entitled thereto subject to the Rules of the Plan and shall appropriate the Shares so acquired to the Participants in accordance with the Rules of the Plan

         2.6 The Trustees shall be entitled to rely on information supplied by the Company and each Participating Company in respect of the eligibility of any person to become or remain a Participant in the Plan

         2.7 The Trustees shall, as soon as practicable after the first award of Shares and thereafter on at least one occasion in a calendar year notify each Participant of the following:

                  2.7.1 where Shares are purchased or subscribed for in accordance with Clauses 2.1 and 2.4:

                           -        the number and description of Shares
                                    appropriated;

                           - the Market Value of those Shares on the Appropriation Day;

                           -        the Holding Period in respect of those
                                    Shares; and

                           - in relation to Clause 2.4, the amount carried forward under the provisions of paragraph 58 of the Schedule; and

                  2.7.2 where Shares are purchased or subscribed for in accordance with Clause 2.2:

                           -        the number and description of Shares so
                                    acquired;

                           - the amount of the contributions made by the Participant in acquiring the Shares and the basis on which the number of Shares was determined;

                           - the Market Value of the Shares on the Acquisition Date

                           except that where the Directors have decided that an Accumulation Period shall apply, such notice need be given on only one occasion in a Year of Assessment following the appropriation of Shares

         2.8 If prior to the appropriation of any Shares under the Plan the Trustees become entitled in respect of those Shares to any rights to be allotted or to subscribe for further securities (other than an issue of bonus shares of the same class as Shares then held by the Trustees pending any such appropriation which bonus shares shall be retained by the Trustees and shall form part of the Shares to be appropriated among the Participants on the relevant Appropriation Day) the Trustees may exercise those rights or sell those rights for the best consideration in money reasonably obtainable at the time

         2.9      The Trustees shall hold:

                  2.9.1    the net proceeds of any sale made pursuant to Clause
                           2.12;

                  2.9.2    any income therefrom; and

                  2.9.3 any Capital Receipt of less than Pound Sterling3 otherwise distributable to a particular Participant;

                  UPON TRUST to apply the same in or towards any reasonable expenses of administering and determining the Plan (including any provision for taxation for which the Trustees are liable) and the Trustees shall notify the Company on request of the amounts so held by them and the Trustees shall not be under any duty to invest any monies of which they stand possessed under this Clause

         2.10 The Trustees may, with the agreement of the Participant, carry forward any surplus Partnership Share Money remaining after the acquisition of Shares pursuant to Clause 2.2 for the Participant but in any other case must pay the surplus Partnership Share Money to the Participant. However, where a Participant withdraws from a Partnership Share Agreement, any Partnership Share Money held on his behalf shall be paid over to him in accordance with Rule 7

         2.11 Every Free Share Agreement and Partnership Share Agreement shall provide that if the Participant;

                           a)       ceases to hold Relevant Employment
                                    (otherwise than in any of the circumstances mentioned in Rules 4.1, or 11.1);

                           b) withdraws the Free or Matching Shares from the Plan; or

                           c) in the case of Matching Shares, withdraws the corresponding Partnership Shares from the Plan;

                           at any time within a period not exceeding one year beginning with an Appropriation Date, he shall thereupon forfeit his beneficial interest in:

                           a) such Free or Matching Shares, as the case may be, appropriated to him on that Appropriation Date; and

                           b) all other shares or other securities except Dividend Shares acquired by such Participant for no consideration by virtue or in consequence of his holding of such Free and Matching Shares.

         2.12 Upon the termination of the Plan for whatever reason the Trustees shall sell all unappropriated Shares and thereupon account (so far as practicable) to the Company and to any Participating Companies for any monies held by them so far as practicable in the same proportions as they were provided or as may otherwise be appropriate and shall pay any cash balances held under Clause 2.10 to which a Participant may be entitled to him as soon as practicable and in any event within 60 days of termination of the Plan (subject to Clause 14).

3        DIVIDENDS AND OTHER DISTRIBUTIONS

         As soon as practicable following their receipt of any dividends or other distributions in respect of Plan Shares the Trustees shall deal with them in accordance with the Rules of the Plan.

4        GROUP COMPANIES

         4.1 The Plan may with the consent of the Directors and after notification to the Inland Revenue be extended to any Subsidiary not a party to this Deed by the adherence of such Subsidiary to the provisions of the Plan by a deed supplemental hereto in the form of Schedule Eight amended as may be thought necessary by the Company and the Trustees and thereupon the provisions of the Plan and of this Deed shall apply to such Subsidiary as though it were a party to this Deed.

         4.2 The Plan shall cease to apply to any Participating Company other than the Company at any time when:

                  4.2.1    such company ceases to be a Subsidiary; or

                  4.2.2 a notice is served by the Company upon the Trustees that the Plan shall cease to apply to such company provided that the conditions specified in paragraphs 60-67 of the Schedule continue to be satisfied.

         4.3 If and so long as the Plan applies to any Subsidiary such Subsidiary shall provide the Trustees with all information required from it for the purposes of the administration and determination of the Plan and shall do so in such form as the Trustees shall reasonably require and the Trustees shall in good faith rely on such information without further enquiry.

         4.4 If and so long as the Plan applies to any Subsidiary the powers and discretions exercisable by such Subsidiary in relation to the Plan shall be exercisable by resolution of its board of directors or a duly appointed committee of such board and a minute of any resolution of such board signed by the secretary or a director of such Subsidiary shall be sufficient authority for the Trustees to act.

5        ACQUISITION OF SHARES

         5.1 Shares to be used pursuant to the Plan may be acquired by the Trustees by way of:

                  5.1.1    subscription; or

                  5.1.2 purchase (including from Participants and any other trust); or

                  5.1.3 a rights or capitalisation issue in respect of Shares which have been acquired by the Trustees and have not been appropriated under the Plan; or

                  5.1.4    forfeiture under the provisions of Clause 2.11;

                  and any Shares acquired in accordance with Clauses 5.1.1 and
                  5.1.2 above may also be acquired for an amount which is below the market value as defined in Part VIII of the Taxation of Chargeable Gains Act 1992.

         5.2 The Trustees shall have the power to borrow funds to acquire Shares for the purposes of the Plan so long as the Shares are readily convertible assets within the meaning of Section 203F of the Act.

         5.3 Any sums paid by a Participating Company to the Trustees pursuant to Clause 2.1 shall if not applied for the purposes of the Plan within nine months from the date of such payment be used to cover the Trustees' incidental costs and expenses or be repaid promptly to that company.

6        ISSUE OF SHARES

         6.1 All Shares subscribed for by the Trustees pursuant to the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu with the Shares then in issue except that they will not rank for any dividend or other rights declared by reference to a record date preceding the date of such subscription.

         6.2 If and so long as the Shares which are to be issued are of the same class as shares which are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any shares to the Trustees pursuant to the Plan application shall be made to the New York Stock Exchange for admission of the shares to the Exchange.

7        RETENTION OF SHARES

         7.1 The Trustees shall not dispose of any Plan Shares held on behalf of a Participant during the applicable Holding Period except:

                  7.1.1 in accordance with a direction of such Participant (or his personal representatives) in the event of a Reconstruction or Take-over affecting such Shares;

                  7.1.2 to raise funds to subscribe for rights issues (subject to Clause 10);

                  7.1.3 to dispose of Shares to meet PAYE obligations under paragraph 73 of the Schedule.

         7.2 After the applicable Holding Period nothing shall prevent a Participant from instructing the Trustees to sell his beneficial interest in his Plan Shares, including a sale to the Trustees for the same consideration as would be required to be obtained on a sale of such Shares to a third party.

         7.3 Subject to Rule 21, when a Participant ceases to be in Relevant Employment the Trustees must within 90 days remove any Shares of his from the Trust by:

                  7.3.1 transferring the Plan Shares to the Participant or to another person at his direction; or

                  7.3.2 disposing of the Plan Shares and accounting (or holding themselves ready to account) for the proceeds to the Participant or to another person at his direction.

                  Where the Participant has died the references in Clauses 7.3.1 and 7.3.2 to the Participant shall be read as references to his personal representatives.

8        VOTING RIGHTS

         8.1 In respect of any Plan Shares the Trustees shall upon any matter in relation to which at a general meeting of the Relevant Company or at any class meeting they are entitled to exercise any voting rights attaching thereto invite the relevant Participants to direct them as to such exercise. The Trustees shall not be entitled in respect of any Plan Shares to vote on a show of hands unless all directions received from the Participants concerned in respect of the particular resolution are identical and shall not in any circumstances be under an obligation to call for a poll. In the event of any poll the Trustees shall vote only in accordance with the directions of Participants who have given such directions. The Trustees shall not exercise any voting rights in respect of any unappropriated Shares acquired by them pursuant to the Plan.

         8.2 The Trustees shall not be bound to act upon any instructions given by a Participant in respect of Plan Shares unless such instructions are received by the Trustees in writing signed by the Participant.

9        NOTICES AND CIRCULARS

         9.1 Notices or documents which the Trustees are required or may desire to give to any Eligible Employee or Participant shall be delivered to him by hand or electronically or sent to him by first-class post pre-paid at his last known home or business address according to information provided by him to the relevant Participating Company. Notices sent by first class post shall be deemed to have been given on the day following the date of posting.

         9.2 The Parent shall send or make available to Participants copies of all circulars and documents sent by it to the holders of its Shares and if and for so long as the Parent is not the Relevant Company shall use all reasonable endeavours to procure that all circulars and documents sent by the Relevant Company to its ordinary shareholders shall be sent or made available to Participants.

10       RIGHTS ISSUES

         10.1 Whenever any rights to acquire shares or other securities or other rights of any nature are granted by the Relevant Company in respect of Plan Shares each Participant shall be notified by the Trustees of the rights (determined in accordance with Clause 13) attaching to his Plan Shares and he may instruct the Trustees

                  10.1.1 (subject to the provision by him of funds) to take up the rights; or

                  10.1.2   to sell the rights (in whole or in part); or

                  10.1.3   to allow the rights to lapse.

         10.2 The Trustees shall act upon such instructions received by them not less than five Dealing Days before the expiry of the period allowed for the exercise of any such rights. If any Participant has not prior to five Dealing Days before the expiry of the period allowed for the exercise of any such rights given instructions to the Trustees with regard thereto and provided any funds necessary for the purpose the Trustees shall allow such rights to lapse. The Trustees shall deal with any payment received in consequence of allowing any rights to lapse in respect of any Plan Shares as a Capital Receipt (provided that any Capital Receipt of less than Pound Sterling3 otherwise distributable to a particular Participant may be retained by the Trustees).

         10.3 Any Plan Shares (within the meaning of paragraph 116(1) of the Schedule) taken up by the Trustees on behalf of any Participant under this Clause shall, subject to Clause 13, form part of the Participant's Plan Shares and shall be deemed to have been acquired or appropriated at the same time as the Plan Shares to which they relate.

         10.4 Nothing in this Clause shall require the Trustees to act in any manner whereby they would be involved in any liability unless indemnified to their satisfaction by the Participant in question against such liability. In the exercise of any discretion conferred upon them the Trustees shall not be liable for any loss to any Participant arising by reason of any matter or thing other than wilful fraud or wrongdoing or in the case of Trustees engaged in the business of providing a trustee service for a fee negligence on the part of the relevant trustee sought to be made liable.

11       CAPITALISATION ISSUES

         Where the Relevant Company allots any new shares (within the meaning of paragraph 115(3) of the Schedule) by way of capitalisation to the Trustees in respect of any Plan Shares held by them such new shares shall subject to and in accordance with Clause 13 form part of such Plan Shares and shall be deemed to have been acquired or appropriated at the same time as the Plan Shares in respect of which they are allotted.

12       RECONSTRUCTIONS AND TAKE-OVERS

         12.1 Participants shall be notified of any Reconstruction or Take-over and any Participant may give notice in writing to the Trustees instructing them in respect of any of his Plan Shares (and where appropriate exercising any right to elect to receive any particular form of consideration available thereunder).

         12.2 To the extent the consideration received by virtue of any Reconstruction or Take-over consists of cash it shall be treated as the proceeds of a disposal under Clause 7.1 and so far as it consists of new shares (within the meaning of paragraph 115(3) of the Schedule) it shall be held by the Trustees as Plan Shares subject to the terms of this Deed and the Rules mutatis mutandis as if the same were the Plan Shares in respect of which they are issued or which they otherwise represent.

13       ENTITLEMENTS

         13.1 Where in respect of Shares of the same class as the Plan Shares an offer or invitation is made conferring rights to acquire against payment additional securities in the Relevant Company or where new securities by way of capitalisation are to be allotted by such company the Trustees shall allocate such rights or securities amongst the Participants concerned on a proportionate basis and the Trustees shall use their best endeavours to sell any rights or securities which are not allocated and distribute the net proceeds of sale (after deducting therefrom any expenses of sale and any taxation which may be payable by the Trustees in respect thereof) among the Participants whose allocation was rounded down. Such proceeds which derive from Plan Shares will be treated as a Capital Receipt in accordance with paragraph 79(2) of the Schedule provided that any sum of less than L.3 otherwise distributable to a particular Participant may be retained by the Trustees.

         13.2 In any circumstances in which the Trustees receive new securities which are deemed to form part of a holding of Plan Shares the Trustees shall allocate the securities to the Participant by reference to the relevant dates of appropriation of the Plan Shares to which they relate.

14       INFORMATION AND ACCOUNTING FOR INCOME TAX

         14.1 The Trustees and each Participating Company must maintain such records as may be necessary for the purposes of:

                  14.1.1 informing Participants of their PAYE and National Insurance liabilities under the Plan; and

                  14.1.2 enabling the Participating Company to make and account for a PAYE (and National Insurance Contributions) deduction in respect of any asset transferred to a Participant when a liability to Schedule E income tax arises and the asset is a readily convertible asset within the meaning of
                           Section 203F of the Act.

         14.2 If the Trustees are obliged to operate PAYE in accordance with the provisions of paragraph 95 of the Schedule, they may dispose of the asset or part thereof on behalf of the Participating Company and account to the Inland Revenue for so much of the proceeds of disposal as would be required if there had in fact been a payment of assessable income, and to the Participant for the balance or they may allow the Participant to pay to the Trustee a sum equal to the amount required to discharge the obligation.

15       TRUSTEES' POWERS OF DELEGATION

         15.1 In the exercise of their discretions and the performance of their duties hereunder the Trustees may employ and pay a registrar solicitor broker actuary accountant banker or other adviser and may appoint any such person as their agent to transact all or any business and may act on the advice or opinion of any such solicitor, broker, actuary, accountant, banker or other adviser and shall not be responsible for anything done or omitted to be done or suffered in good faith in reliance on such advice or opinion.

         15.2 Except as otherwise provided by Part IX of the Schedule the Trustees may delegate any of their powers and duties hereunder or any business including the exercise of any discretion to any person or company including the Company or any Subsidiary.

         15.3 The Trustees may at any time and shall if so directed by the Company revoke any delegation or arrangement made under this Clause and require any trust property held by another person to be returned to the Trustees.

         15.4 The Trustees may execute or sign and (if and so long as there is more than one Trustee) may authorise the execution or signature by any one of their number as their agent (and any corporate trustee may similarly authorise any of its directors officers or employees on its behalf) to effect the execution or signature of any deeds documents cheques or other instruments by the impression of any signature on behalf of or as witness of any sealing by the Trustees in writing printing lithography photocopying or any other mode of representing or reproducing words in a visible form. Any such signature or sealing shall be as valid as if given by all the Trustees.

         15.5 The Trustees may at any time cause any part of the trust property to be deposited for safekeeping with any Trustee or any other person on behalf of the Trustees and may pay any expenses in connection therewith.

16       ADMINISTRATION

         16.1 Subject to and in accordance with the provisions of this Deed including Schedule One the Trustees may make such regulations as they consider appropriate relating to the administration of the Plan.

         16.2 If and so long as there is more than one Trustee the Trustees shall meet together as may be necessary for the administration of the trusts hereof and all decisions taken by a majority (or as a result of the casting vote of any chairman appointed by the

                  Trustees present at the meeting) of the Trustees present at any meeting of the Trustees of which notice has been given to all of them present in the United Kingdom (provided at least two Trustees shall be present) shall be as effective for all purposes as if such decisions had been unanimous decisions of all the Trustees. A written resolution signed by all the Trustees arrived at without any meeting shall be effective for all purposes. Nothing herein shall preclude a sole corporate trustee from acting on its own.

         16.3 The Trustees shall arrange for the relevant Participating Companies to account to the Inland Revenue or other authority concerned for any amounts deducted from payments made pursuant to the Plan in respect of PAYE or any other deductions required in accordance with paragraph 73 of the Schedule.

17       PROVISIONS RELATING TO THE TRUSTEES

         17.1 The Company shall pay to or reimburse the Trustees upon demand for all charges and expenses reasonably incurred by them in the course of the administration and determination of the trusts of this Deed and of the Plan and shall keep their estates and effects fully indemnified and saved harmless against all actions, claims, losses, demands, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities arising out of anything done or caused to be done by them or suffered or incurred by them in the exercise or purported exercise of any of the powers and discretions vested in them by this Deed and the Plan or otherwise howsoever arising out of or in connection with the preparation administration operation or termination of the Plan but so that no Trustee shall be indemnified or exonerated in respect of any fraud or wilful default or in the case of Trustees engaged in the business of providing a trustee service for a fee negligence on his part and in addition the Trustees shall have the benefit of all indemnities conferred upon trustees generally by law and by the Trustee Act 1925.

         17.2 A person shall not be disqualified from acting as a Trustee hereof or exercising any power vested in the Trustees by reason of the fact that he is or has been a director or employee of any Participating Company or any Subsidiary or is participating in or has participated in the Plan or for any remuneration or other benefit received thereby or in connection therewith.

         17.3 Any bank which is banker to the Company or any Subsidiary may act as Trustee without being required to account for any profit resulting therefrom.

         17.4 Any person acting as a Trustee in the course of any profession or business carried on by him may charge and be paid such reasonable remuneration charges or disbursements whether in connection with the Plan or otherwise as shall from time to time be agreed between him and the Company.

         17.5 No Trustee (and no director or officer of a body corporate or a trust corporation acting as a Trustee) shall on his own account be precluded from acquiring, holding or dealing with any debentures, debenture stock shares or securities whatsoever of the Company or any Subsidiary or any other company in the shares of which the Company or any Subsidiary may be interested or from entering into any contract or other transaction with the Company or any Subsidiary or any such other company or from being interested in any such contract or transaction and nor shall he be in any way liable to account to the Company or any Subsidiary or any Participant in the Plan for any profits made, fees, commissions, shares of brokerage discounts allowed or advantages obtained by him from or in connection with such acquisition, holding, dealing contract or transaction whether or not in connection with his duties hereunder.

         17.6 The Trustees shall be entitled in the absence of manifest error to rely without further enquiry on information supplied to them by the Company for the purposes of the Plan and shall also be entitled to rely in the absence of manifest error on any direction notice or document purporting to be given or executed by or with the authority of the Company or by any Participant in the Plan as having been so given or executed.

18       APPOINTMENT REMOVAL AND RETIREMENT OF TRUSTEES

         18.1 The Company may at any time by writing under the hand of a person duly authorised by a resolution of the Directors:

                  18.1.1   appoint a new Trustee including a corporate Trustee;
                           and

                  18.1.2 remove a Trustee from office (but not so as to leave in office less than two Trustees unless a corporate Trustee) without assigning any reason therefore and shall give one month's notice after which such removal shall (in the absence of any other date specified in the notice) take place forthwith.

         18.2 All powers of appointment and removal shall be vested in the Trustees in the event that the Company ceases to exist otherwise than in consequence of a reconstruction or amalgamation.

         18.3 A Trustee may retire by giving to the Company written notice of his desire to retire and such notice shall take effect at the expiry of three months (or such other period as may be agreed with the Company) from the date of such notice. The Trustee shall not be obliged to pay and shall not be responsible for any costs occasioned by such retirement but shall execute all such documents and do all such things as may be necessary to give proper effect to such retirement.

         18.4 Forthwith upon his removal or retirement a Trustee shall transfer all trust property held by him and deliver all documents in his possession relating to the Plan to the remaining Trustees (if any) or otherwise as the Company may direct.

         18.5 The provisions of Sections 37 and 39 of the Trustee Act 1925 shall apply hereto as if any references therein to a trust corporation were references to any corporation.

19       RESIDENCE AND NUMBER OF TRUSTEES

         The number of Trustees should be not less than two persons unless a company is appointed as sole Trustee. The Trustees shall at all times be resident in the United

         Kingdom for United Kingdom tax purposes. If there is only one Trustee it shall be a body corporate (which in accordance with Clause 18.5 above need not be a trust corporation) at all times resident in the United Kingdom for United Kingdom tax purposes.

20       ALTERATIONS

         The Company may at any time (with the concurrence of the Trustees) by deed supplemental hereto alter any of the provisions of this Deed (including the Schedules hereto) subject to the provisions of Rule 22.

21       TERMINATION

         The trusts established by this Trust Deed shall (subject to the power of the Directors to terminate the Plan under Rule 23.1) continue for a period of eighty years commencing on the date of this Trust Deed and shall thereupon be wound up in accordance with Rule 23.3.


22       GENERAL

         22.1 This Deed shall be governed by and construed in accordance with the laws of England.

         22.2     Schedule One shall have effect as part of this Deed.

IN WITNESS whereof the parties hereto have caused this Deed to be executed the day and year first before written



THE COMMON SEAL OF                  )
KIMBERLY-CLARK  HOLDING LIMITED     )
was hereunto affixed                )
in the presence of                  )

                  Director                /s/ RODNEY S. OLSEN

                  Secretary               /s/ MARK MAURICE-JONES

SIGNED AS A DEED                    )
MOURANT ECS TRUSTEES LIMITED        )
was hereunto affixed                )
in the presence of                  )

                  Director                /s/ DOMINIC JONES

                  Authorized Signatory    /s/ ADRIAN GIBBS

                                  SCHEDULE ONE
                      RULES OF KIMBERLY-CLARK SHAREPLUS UK

1        DEFINITIONS

In these Rules the following words and expressions shall, where the context so permits, have the meanings set forth below:

"ACCUMULATION PERIOD"               such period as the Directors shall determine
                                    under Rule 5.1.4 which shall begin no later than the date on which the first deduction of Partnership Share Money is made from a Participant's salary and end no later than twelve months after it began and which shall be the same for all Participants in the Plan;

"THE ACT"                           the Income and Corporation Taxes Act 1988;

"ACQUISITION DATE"                  the date on which Partnership Shares are
                                    acquired on behalf of Participants in
                                    accordance with Rule 6 of the Plan;

"APPROPRIATION DATE"                (1)      in relation to Free Shares, a date
                                             determined by the Directors (and
                                             agreed in advance with the
                                             Trustees) as the date on which Free
                                             Shares are to be appropriated to
                                             Participants in accordance with
                                             Rule 2 of the Plan; and

                                    (2)      in relation to Matching Shares, the
                                             date on which Matching Shares are
                                             to be appropriated to Participants
                                             in accordance with Rule 9 of the
                                             Plan; and

                                    (3)      in relation to Dividend Shares, the
                                             date on which the Dividend Shares
                                             are appropriated to Participants in
                                             accordance with Rule 12 of the
                                             Plan;

"ASSOCIATED COMPANY"                has the meaning in paragraph 126 of the
                                    Schedule;

"THE AUDITORS"                      the auditors for the time being of the
                                    Company acting as experts and not as
                                    arbitrators;

"CAPITAL RECEIPT"                   in relation to Plan Shares held on behalf of
                                    a Participant, any money or money's worth which the Trustees or the Participant become entitled to receive, save to the extent that it is disregarded pursuant to the provisions of paragraph 79(3) of the Schedule;

"THE COMPANY"                       KIMBERLY-CLARK HOLDING LIMITED registered in
                                    England under number 1961889;

"CONNECTED COMPANY"                 has the same meaning as in paragraph 16 (4)
                                    of the Schedule;

"CONTINUOUS EMPLOYMENT"             the meaning ascribed by Chapter I of Part
                                    XIV of the Employment Rights Act 1996;

"CONTROL"                           the meaning ascribed by Section 840 of the
                                    Act;

"DEALING DAY"                       a day on which the New York Stock Exchange
                                    is open for the transaction of business;

"THE DEED"                          the Trust Deed constituting, inter alia, the
                                    Plan as amended from time to time;

"THE DIRECTORS"                     the Shareplus Management Committee including
                                    the European HR Policy Council;

"DIVIDEND SHARES"                   Shares which satisfy the requirements of
                                    paragraph 55 of the Schedule and are
                                    appropriated to Participants under Rule 12 and held by the Trustees upon the terms of the Plan;

"DIVIDEND SHARE LIMIT"              the limit specified in paragraph 54 of the
                                    Schedule from time to time;

"ELIGIBLE EMPLOYEE"                 any person who on the applicable
                                    Appropriation Date or the date of the
                                    deduction of Partnership Share Money
                                    relating to the award or where an
                                    Accumulation Period applies the date of the first deduction of Partnership Share Money relating to the award is an employee of the Company (or any Participating Company); and

                                    (1)      is chargeable to tax in respect of
                                             his employment under Case I of
                                             Schedule E; and

                                    (2)      any other employee who the
                                             Directors in their absolute
                                             discretion may permit to
                                             participate in the Plan

                                    PROVIDED THAT

                                    (1)      a person who is ineligible to
                                             participate by virtue of paragraph
                                             15 of the

                                             Schedule shall not be treated as an
                                             Eligible Employee; and

                                    (2)      a person shall not be eligible to
                                             receive an appropriation of Free
                                             Shares in a Year of Assessment if
                                             in that Year of Assessment:

                                             (a)      shares have been
                                                      appropriated to him under
                                                      an approved profit sharing
                                                      scheme established by the
                                                      Company or a Connected
                                                      Company and approved under
                                                      Schedule 9 of the Act; or

                                             (b)      he has participated or is
                                                      to participate or would
                                                      have participated but for
                                                      his failure to obtain an
                                                      appropriation based on a
                                                      performance related
                                                      formula in another share
                                                      incentive plan established
                                                      by the Company or a
                                                      Connected Company and
                                                      approved under the
                                                      Schedule

                                             and

                                             (3)      a person shall not be
                                                      eligible to participate in
                                                      an award of Partnership
                                                      Shares or Matching Shares
                                                      in a Year of Assessment if
                                                      in that Year of Assessment
                                                      he has participated or is
                                                      to participate in an award
                                                      of shares under another
                                                      employee share incentive
                                                      plan established by the
                                                      Company or a Connected
                                                      Company and approved under
                                                      the Schedule;

"FORFEITURE PERIOD"                 in relation to Free Shares and Matching
                                    Shares the period beginning on the
                                    applicable Appropriation Date and ending on such date as the Directors shall determine being no later than the third anniversary of such Appropriation Date which shall apply to all Free Shares and Matching Shares in the same appropriation;

"FREE SHARES"                       Shares which are appropriated to an Eligible
                                    Employee under Rule 2 and held by the
                                    Trustees upon the terms of the Plan;

"FREE SHARE AGREEMENT"              An agreement in the form (or substantially
                                    in the form) of Schedule Three, adapted as appropriate;

"FREE SHARE LIMIT"                  a US dollar equivalent of L.3,000 or such
                                    other amount as may be specified in
                                    paragraph 24 of the Schedule from time to time;

"GROUP" the Company, any Subsidiary and any Associated Company of the Company from time to time;

"HOLDING PERIOD"                    in relation to Free Shares, Matching Shares
                                    and Dividend Shares the period beginning on the applicable Appropriation Date and ending on:

                                    (1)      in the case of Free Shares and
                                             Matching Shares such date as the
                                             Directors shall determine being no
                                             earlier than the third anniversary
                                             nor later than the fifth
                                             anniversary of such date; and

                                    (2)      in the case of Dividend Shares the
                                             third anniversary of such date;

                                    and which period shall not be increased in respect of Free Shares, Matching Shares and Dividend Shares already awarded under the Plan.

"INITIAL MARKET VALUE"                       in relation to a Share on any date:

                                             (1)      save as mentioned in (2)
                                                      below, its Market Value on
                                                      the Appropriation Date,
                                                      Acquisition Date or where
                                                      the Directors have
                                                      determined that an
                                                      Accumulation Period
                                                      applies the first day of
                                                      the Accumulation Period or
                                                      the Acquisition Date in
                                                      accordance with Rule 6.2
                                                      (as appropriate); or

                                             (2)      if and so long as the
                                                      Shares are listed on the
                                                      New York Stock Exchange,
                                                      its Market Value on the
                                                      Appropriation Date,
                                                      Acquisition Date or where
                                                      the Directors have
                                                      determined that
                                             an Accumulation Period applies the
                                             first day of the Accumulation
                                             Period or the Acquisition Date in
                                             accordance with Rule 6.2;

"KEY FEATURE"                       a feature of the Plan which is a provision
                                    which is necessary in order to meet the
                                    requirements of the Schedule;

"JOINTLY OWNED COMPANY"             a company which satisfies the provisions of
                                    paragraph 127 of the Schedule;

"LETTER OF OFFER"                   a letter in the form (or substantially in
                                    the form) of Schedule Two, adapted as
                                    appropriate;

"MARKET VALUE"                      in relation to a Share on any date:

                                    (1)      save as mentioned in (2) below, its
                                             market value as determined in
                                             accordance with Part VIII of the
                                             Taxation of Chargeable Gains Act
                                             1992 and agreed in advance with
                                             Inland Revenue Shares Valuation; or

                                    (2)      if and so long as the Shares are
                                             listed on the New York Stock
                                             Exchange;

                                             (a)      if, and only if, all the
                                                      Shares acquired for
                                                      allocation to Participants
                                                      on an Acquisition Date or
                                                      an Appropriation Date are
                                                      purchased and allocated to
                                                      all Participants on the
                                                      same day, the average of
                                                      the prices paid by the
                                                      Trustees for those shares

                                             or

                                             (b)      if all the Shares acquired
                                                      for Participants are not
                                                      purchased and awarded to
                                                      all Participants on the
                                                      same day, its average
                                                      quoted price on the New
                                                      York Stock Exchange on the
                                                      immediately preceding
                                                      Dealing Day.

"MATCHING SHARES"                   Shares which satisfy the requirements of
                                    paragraph 50 of the Schedule and are
                                    appropriated to an Eligible Employee under Rule 9 and held by the Trustees upon the terms of the Plan;

"PARENT" Kimberly-Clark Corporation, a corporation registered in the State of Delaware U.S.A.;

"PARTICIPANT"                       an Eligible Employee who has entered into a
                                    Free Share Agreement or Partnership Share
                                    Agreement to participate in the Plan;

"PARTICIPATING COMPANY"             the Company and any Jointly Owned Company,
                                    and any Subsidiary which is
                                    under the Control of the Company, designated by the Directors as a Participating Company which has executed a suitable deed of adherence;

"PARTNERSHIP SHARES"                Shares which are acquired by or on behalf of
                                    Eligible Employees under Rule 6 and held by the Trustees upon the terms of the Plan;

"PARTNERSHIP SHARE AGREEMENT"       An agreement in the form (or substantially
                                    in the form) of Schedule Four, adapted as appropriate;

"PARTNERSHIP SHARE LIMIT"           the lower of L.125 per month and 4% of an
                                    Eligible Employee's Salary (or such other amounts as may be determined by the Directors from time to time which do not exceed the amounts specified in paragraph 36 of the Schedule);

"PARTNERSHIP SHARE MONEY"           if the Directors determine that an
                                    Accumulation Period will apply the aggregate amount of all deductions, otherwise the deduction made from a Participant's Salary in accordance with the Partnership Share
                                    Agreement before it is used to acquire
                                    Partnership Shares on his behalf;

"PLAN" Kimberly-Clark shareplus UK in its present form, or as from time to time altered in accordance with its Rules;

"PLAN SHARES"                       Shares held by the Trustees upon the terms
                                    of the Plan on behalf of the Participants comprising Free, Partnership, Matching and
                                    Dividend Shares and shares in relation to which paragraph 115(5) of the Schedule applies;

"RECONSTRUCTION OR TAKE-OVER"       a transaction affecting any Plan Shares
                                    which:

                                    (1)      is an offer for those Plan Shares
                                             which, if accepted, would result in
                                             a new holding of shares being
                                             equated with such Plan Shares for
                                             the purposes of capital gains tax;
                                             or

                                    (2)      is a transaction mentioned in
                                             Chapter II of Part V of the
                                             Taxation of Chargeable Gains Act
                                             1992 which would result in a new
                                             holding being equated with such
                                             Plan Shares for the purposes of
                                             capital gains tax were it not for
                                             the fact that what would be the new
                                             holding consists of or includes a
                                             qualifying corporate bond (within
                                             the meaning of Section 117 of the
                                             Taxation of Chargeable Gains Act
                                             1992); or

                                    (3)      is entered into pursuant to a
                                             scheme of arrangement or a
                                             compromise applicable to or
                                             affecting:

                                             (a)      all the issued ordinary
                                                      share capital of the
                                                      Relevant Company or, as
                                                      the case may be, all of it
                                                      that is of the class in
                                                      question; or

                                             (b)      all the shares, or shares
                                                      of the class in question,
                                                      which are held by a class
                                                      of shareholders identified
                                                      otherwise than by
                                                      reference to their
                                                      employment or their
                                                      participation in an
                                                      employee share incentive
                                                      plan approved by the
                                                      Inland Revenue under the
                                                      Schedule;

                                             or

                                    (4)      is an offer of cash (with or
                                             without other assets) where the
                                             offer forms part of a general offer
                                             which is made to the holders of
                                             shares of the same class in the
                                             Relevant Company and which is made
                                             in the first instance on a
                                             condition such that if it is
                                             satisfied the offeror will have
                                             Control of the Relevant Company;

"THE RELEASE DATE"                  (1)      in relation to Free Shares,
                                             Matching Shares and Dividend
                                             Shares, the day following the last
                                             day of the applicable Holding
                                             Period;

                                    (2)      in relation to Partnership Shares,
                                             the period beginning on the
                                             applicable Acquisition Date and
                                             ending on the third anniversary of
                                             such date;

"RELEVANT COMPANY"                  the Parent or any other company whose shares
                                    are, as a result of a Reconstruction or
                                    Take-over, Plan Shares;

"RELEVANT EMPLOYMENT"               employment by the Company, a Participating
                                    Company or any Associated Company of the Company;

"RETIREMENT AGE"                    age 50;

"RULES" the rules of the Plan (and "Rule" shall be construed accordingly);

"SALARY" the meaning ascribed by paragraph 48 of the Schedule;

"THE SCHEDULE"                      Schedule 8 to the Finance Act 2000;

"SHARE" a share (including for the avoidance of doubt a fraction of a share) of common stock in the Parent satisfying paragraphs 60 to 67 inclusive of the Schedule;

"SUBSIDIARY"                        the meaning ascribed by Section 736 of the
                                    Companies Act 1985;

"TAX FREE DATE"                     (1)      In relation to Free Shares,
                                             Partnership Shares and Matching
                                             Shares, the fifth anniversary of
                                             their Appropriation Date or
                                             Acquisition Date (as appropriate);
                                             and

                                    (2)      in relation to Dividend Shares, the
                                             third anniversary of their
                                             Appropriation Date;

"TERMINATION PERIOD"                the period of three months commencing on the
                                    day on which a plan termination notice is sent out under Rule 23.2;

"TRUSTEES"                          the Trustees referred to in the Deed, or
                                    such other person or persons who is or are the trustee or trustees from time to time of the Plan;

"T.U.P.E TRANSFER"                  a transfer to which the Transfer of
                                    Undertakings (Protection of Employment)
                                    Regulations 1981 applies;

"US DOLLAR EQUIVALENT OF"           means in relation to a pounds sterling
                                    amount on any date the equivalent of that amount expressed in US dollars calculated by reference to the selling rate for UK sterling against US dollars as quoted by HSBC Bank or such other bank as may be selected by the Board at the relevant date;

"YEAR OF ASSESSMENT"                a year beginning on any 6 April and ending
                                    on the following 5 April.

References to any statutory provision are to that provision as amended or re-enacted from time to time and, unless the context otherwise requires, words in the singular include the plural (and vice versa) and words importing the masculine shall include the feminine (and vice versa).

PART ONE - FREE SHARES

2        APPROPRIATION OF FREE SHARES

         2.1 When the Directors have determined to operate the Plan by offering Free Shares on the same terms to Eligible Employees, a Letter of Offer shall be issued to each Eligible Employee asking him to consent to the appropriation of Free Shares on the proposed Appropriation Date by signing and returning as directed the accompanying Free Share Agreement duly completed and signed. The Letter of Offer shall specify the Holding Period which the Directors have determined will apply to the Free Shares appropriated on the Appropriation Date and any Forfeiture Period that will apply to the Free Shares.

         2.2 A Free Share Agreement entered into in accordance with this Rule 2 shall bind the relevant Eligible Employee in contract with the Company:

                  2.2.1 to permit the Free Shares appropriated to him to remain in the hands of the Trustees throughout the applicable Holding Period; and

                  2.2.2 not to assign, charge or otherwise dispose of his beneficial interest in those Free Shares during the applicable Holding Period; and

                  2.2.3 if the Company in accordance with Rule 4.2 directs the Trustees to transfer the legal ownership of any Free Shares to the Eligible Employee at any time before the applicable Release Date, to pay to the Trustees before such transfer takes place, or to allow the Trustees to sell some or all of his Free Shares in order to raise, a sum equal to income tax at the appropriate rate on the Market Value of such Free Shares at the time of such transfer together with any Primary Class I National Insurance liability which may arise; and

                  2.2.4 if he or the Company in accordance with Rule 4.2 directs the Trustees to transfer the legal ownership of any Free Shares to the Eligible Employee at any time after the applicable Release Date but before the applicable Tax Free Date, to pay to the Trustees before such transfer takes place or to allow the Trustees to sell some or all of his Free Shares in order to raise a sum equal to income tax at the appropriate rate on the lesser of:

                           (a)      the Initial Market Value of the Free Shares;
                                    and

                           (b) the Market Value of the Free Shares at the time of such transfer together with any Primary Class I National Insurance liability which may arise.

         2.3 Free Shares shall be appropriated on an Appropriation Date amongst Eligible Employees who have entered into a Free Share Agreement in accordance with such one or more of the methods set out in Rules 2.3.1, 2.3.2, 2.3.3, 2.3.4 or 2.3.5 as the Directors
                  shall determine. Every Eligible Employee who does participate must do so on the same terms.

                  2.3.1 Eligible Employees shall receive Free Shares having an Initial Market Value equal to such percentage of their annual Salary as the Directors shall determine; and/or

                  2.3.2 Eligible Employees shall receive a number of Free Shares per year of Continuous Employment with one or more Participating Companies and/or Subsidiaries; and/or

                  2.3.3 Eligible Employees shall receive a number of Free Shares according to the number of hours worked per week with their employing company; and/or

                  2.3.4 Eligible Employees shall receive a fixed number of Shares or a number of Shares with a Market Value equal to a fixed sum; and/or

                  2.3.5 such other formula relating to the performance of the Eligible Employee, the Company or the Eligible Employee's business unit to be determined by the Directors (the "Performance Related Formula") PROVIDED THAT if a Performance Related Formula is selected, either 2.3.5.1 or 2.3.5.2 will apply;

                           2.3.5.1  (a)      at least 20% of the Free Shares
                                             appropriated on the Appropriation
                                             Date must be appropriated in
                                             accordance with Rules 2.3.1, 2.3.2,
                                             2.3.3 and/or 2.3.4 without
                                             reference to the Performance
                                             Related Formula; and

                                    (b)      the appropriation of Free Shares
                                             with the highest Initial Market
                                             Value to any Eligible Employee on
                                             any Appropriation Date under the
                                             Performance Related Formula may not
                                             exceed
                                             four times the highest Initial
                                             Market Value of Free Shares
                                             appropriated to any Eligible
                                             Employee under any of the formulae
                                             set out under Rules 2.3.1, 2.3.2,
                                             2.3.3 and 2.3.4; or

                           2.3.5.2  (a)      some or all of the Free Shares must
                                             be appropriated according to a
                                             Performance Related Formula which
                                             must be comparable in terms of the
                                             likelihood of being met by each of
                                             the performance units to which it
                                             applies; and

                                    (b)      Free Shares appropriated to members
                                             of the same performance unit must
                                             satisfy Rules 2.3.1, 2.3.2, 2.3.3
                                             or 2.3.4.

         2.4      Where a Performance Related Formula is selected:

                  2.4.1 the same method as set out in either Rule 2.3.5.1 or Rule 2.3.5.2 shall be used for all Eligible Employees who take part in an appropriation;

                  2.4.2 the Letter of Offer issued to Eligible Employees under Rule 2.1 shall include notification of the Performance Related Formula as it applies to each Eligible Employee; and

                  2.4.3 a notice describing the Performance Related Formula in general terms must be [put on display for all employees of the Group] [sent to all employees in the Group] before the beginning of the period to which the Performance Related Formula will relate.

         2.5 Where Free Shares have been appropriated under this Rule 2 the Trustees will send a Notice of Appropriation to each Participant to whom such Shares have been appropriated in accordance with Clause 2.7 of the Deed.

         2.6 The aggregate of the Market Value of all Free Shares which may be appropriated to any Participant in any Year of Assessment shall not exceed the Free Share Limit.

3        TRANSFER OF FREE SHARES

         3.1 In accordance with the Free Share Agreement entered into between a Participant and the Company under Rule 2, a Participant may direct the Trustees to transfer the legal ownership of his Free Shares to him at any time on or after the Release Date that applies to them.

         3.2 Any direction given by a Participant under Rule 3.1 must be in the form (or substantially in the form) of Schedule Six, adapted as appropriate. The Trustees will transfer the relevant Free Shares as soon as practicable after receipt of the direction.

4        CESSATION OF EMPLOYMENT AND WITHDRAWAL OF FREE SHARES FROM THE PLAN

         4.1 In the event of a Participant ceasing to be employed by the Group at any time by reason of:

                  4.1.1 injury, disability, redundancy (within the meaning of the Employment Rights Act 1996); or

                  4.1.2    a T.U.P.E transfer; or

                  4.1.3 a change of Control or other circumstances ending the Associated Company status of the company by which he is employed; or

                  4.1.4    retirement on or after reaching Retirement Age; or

                  4.1.5    death
                  the Directors shall procure that his Free Shares are transferred to him or his personal representatives by the Trustees as soon as practicable after such cessation.

         4.2 In the event of a Participant ceasing to be employed by the Group in any circumstances other than those set out in Rule
                  4.1 or otherwise instructs the Trustees to transfer his Free Shares to him:

                  4.2.1 on or after the applicable Release Date but before the applicable Tax Free Date, the Directors shall procure that his Free Shares are transferred to him by the Trustees, subject to the disposal by the Trustees of sufficient Free Shares to enable them to meet their PAYE liabilities or payment to the Trustees by the Participant of a sum equal to income tax at the appropriate rate on the lesser of:

                           a)       the Initial Market Value of such Free
                                    Shares; and

                           b) the Market Value of such Free Shares on the date of his cessation of employment;

                           together with any Primary Class I National Insurance liability that may arise in accordance with the Free Share Agreement that relates to them, as soon as practicable (and in any event within 30 days) after such cessation; or

                  4.2.2 in relation to cessation of employment only, after the Forfeiture Period and before the applicable Release Date, the Directors shall procure that his Free Shares are transferred to him by the Trustees, subject to the disposal by the Trustees of sufficient Free Shares to enable them to meet their PAYE liabilities or payment to the Trustees by the Participant of a sum equal to income tax at the appropriate rate on the Market Value of such Free Shares together with any Primary Class I National Insurance liability that may arise, in accordance with the Free

                           Share Agreement that relates to them, as soon as practicable (and in any event within 30 days) after such cessation.

         4.3 In the event of a Participant ceasing to be employed by the Group in any circumstances other than those set out in Rule
                  4.1 before the end of the applicable Forfeiture Period he will forfeit his Free Shares and thereafter have no further entitlement to them.

         4.4      TAKEOVERS

                  4.4.1 A Participant may during the Holding Period direct the Trustees:

                           4.4.1.1 to accept an offer for any of his Free Shares if the acceptance or agreement will result in a new holding being equated with those Shares for the purposes of capital gains tax; or

                           4.4.1.2 to accept an offer of a qualifying corporate bond (whether alone or with other assets or cash or both) for his Free Shares if the offer forms part of such a general offer as is mentioned in paragraph 32(c) of the Schedule; or

                           4.4.1.3 to accept an offer of cash, with or without other assets, for his Free Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his Shares, or to holders of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of the Act; or

                           4.4.1.4 to agree to a transaction affecting his Free Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

                                    (a)      all of the ordinary share capital
                                             of the Parent or, as the case may
                                             be, all the shares of the class in
                                             question; or

                                    (b)      all the shares, or all the shares
                                             of the class in question, which are
                                             held by a class of shareholders
                                             identified otherwise than by
                                             reference to their employment or
                                             their participation in a plan
                                             approved under the Schedule.

PART TWO - PARTNERSHIP SHARES

5        INVITATIONS TO ACQUIRE PARTNERSHIP SHARES

         5.1 When the Directors have determined to operate the Plan by inviting Eligible Employees to acquire Partnership Shares on the same terms, a Letter of Offer shall be issued to each Eligible Employee inviting him to enter into an agreement with the Company by signing and returning as directed the accompanying Partnership Share Agreement duly completed and signed by such date at least 14 days after the date of the Letter of Offer as shall be specified in the Letter of Offer. The Letter of Offer shall specify:

                  5.1.1 whether the Directors have determined to offer Matching Shares to Eligible Employees who enter into a Partnership Share Agreement; and

                  5.1.2 the basis on which such Matching Shares will be appropriated; and

                  5.1.3 any Forfeiture Period that will apply to the Matching Shares; and

                  5.1.4 the starting date and length of the Accumulation Period (as determined by the Directors).

         5.2 The Company may specify the maximum number of Shares to be included in an offer of Partnership Shares.

                  5.2.1 The Partnership Share Agreement shall contain an undertaking by the Company to notify each Eligible Employee of any restriction on the number of Shares to be included in an offer.

                  5.2.2    The notification in Rule 5.2.1 shall be given:

                           a) If there is no Accumulation Period, before the deduction of the Partnership Share Money relating to the offer; and

                           b) If there is an Accumulation Period, before the beginning of the Accumulation Period relating to the offer.

         5.3 A Partnership Share Agreement entered into in accordance with this Rule 5 shall bind the relevant Eligible Employee in contract with the Company:

                  5.3.1 to permit the Company to deduct from his Salary each month an amount neither less than L.10 nor exceeding the Partnership Share Limit; and

                  5.3.2 to permit the Company to use the amount deducted under Rule 5.3.1 above to acquire (or to arrange the acquisition of) Partnership Shares on behalf of the Eligible Employee and to hold them in accordance with the Rules of the Plan; and

                  5.3.3 if he directs the Trustees to transfer the legal ownership of any Partnership Shares to him at any time before the applicable Release Date, to pay to the Trustees before such transfer takes place or to allow the Trustees to sell some or all of his Partnership Shares in order to raise a sum equal to income tax at the appropriate rate on the Market Value of such Partnership Shares at the time of such transfer together with any Primary Class I National Insurance liability that may arise; and

                  5.3.4 if he directs the Trustees to transfer the legal ownership of any Partnership Shares to him at any time on or after the applicable Release Date but before the applicable Tax Free Date, to pay to the Trustees before such transfer takes place or to allow the Trustees to sell some or all of his Partnership Shares in order to raise a sum equal to income tax at the appropriate rate on the lesser of:

                           a) the Partnership Share Money used to acquire the Partnership Shares; and

                           b) the Market Value of the relevant Partnership Shares at the time of such transfer together with any Primary Class I National Insurance liability that may arise.

         5.4 A Partnership Share Agreement entered into under Rule 5.1 above will not be valid unless it contains a notice as prescribed by paragraph 38 of the Schedule.

         5.5 Where Partnership Shares have been acquired on behalf of Participants the Trustees will send a Notice of Acquisition to each Participant on whose behalf such Shares have been acquired in accordance with the provisions of Clause 2.7 of the Deed.

         5.6 A Partnership Share Agreement shall include a provision allowing the Participant, by written notice to the Company, to stop the deductions from his Salary with effect from a date specified in the notice. Following such a notice, the Participant may, by further notice in writing, direct the Company to re-start the deductions from his Salary, provided that the deductions that have been missed in the interim period may not be made up.

         5.7 A Partnership Share Agreement shall include a provision allowing the Participant, by written notice to the Company, to elect to change the level of deductions from Salary on two occasions in each calendar year.

         5.8 A Partnership Share Agreement shall include a provision allowing the Participant, by written notice to the Company, to withdraw from the Partnership Share Agreement at any time.

6        ACQUISITION OF PARTNERSHIP SHARES

         The Directors shall determine whether an Accumulation Period shall apply.

         6.1 Where the Directors have determined that an Accumulation Period shall not apply to an offer of Partnership Shares:

                  6.1.1 All Partnership Share Money deducted by the Company in accordance with the Partnership Share Agreement entered into under Rule 5.1 shall be transferred directly to the Trustees. Within 30 days after the Partnership Share Money was deducted from Participants' Salaries the Trustees shall use it in the acquisition of Partnership Shares on behalf of Participants. For the purpose of this Rule 6.1 'acquisition' shall mean subscription for, purchase of or allocation of Shares already held by the Trustees which are not Free Shares, Partnership Shares, Matching Shares or Dividend Shares.

                  6.1.2 The number of Partnership Shares to be acquired on behalf of each Participant shall be determined in accordance with the Market Value of the Partnership Shares on the Acquisition Date.

         6.2 Where the Directors have determined that an Accumulation Period shall apply:

                  6.2.1 All Partnership Share Money deducted by the Company during the Accumulation Period shall be transferred to the Trustees within 30 days of its deduction from Participants' Salaries. The Trustees will then hold the Partnership Share Money until the end of the Accumulation Period. Within 30 days after the end of the Accumulation Period the Trustees shall use the Partnership Share Money in the acquisition of Partnership Shares on behalf of Participants.

                  6.2.2 The number of Partnership Shares to be acquired on behalf of each Participant shall be determined by reference to the lower of:

                           a) the Market Value of Shares on the first day of the Accumulation Period; and

                           b)       the Market Value of Shares on the
                                    Acquisition Date.

         6.3      Any amount deducted in excess of that allowed by rule 6.1.1 or
                  6.2.1 shall be paid over to the employee subject to the deduction of income tax under PAYE and in addition any liability to Primary National Insurance Contributions which may arise.

         6.4 If the account opened under Clause 2.3 of the Deed earns interest, the Trustees must pay any interest earned to the Participant.

         6.5 If the Company receives applications for Partnership Shares exceeding the maximum determined by the Directors on that occasion then the following steps shall be taken in sequence until the excess is eliminated.

                  6.5.1 the excess of the monthly deduction chosen by each application over L.10 shall be reduced pro rata;

                  6.5.2    all monthly deductions shall be reduced to L.10;

                  6.5.3 applications shall be selected by lot, each based on a monthly deduction of L.10.

                  Each application shall be deemed to have been modified or withdrawn in accordance with the foregoing provisions, and each Eligible Employee who has applied for Partnership Shares shall be notified of the change.

7        TRANSFER OF PARTNERSHIP SHARES

         7.1 In accordance with a Partnership Share Agreement entered into between a Participant and the Company under Rule 5, a Participant may withdraw from the Partnership Share Agreement at any time by notice in writing to the Company, which notice shall take effect 30 days after its receipt, or on such later date as may be specified in the notice. The Participant may then:

                  a) direct the Trustees to transfer to him any Partnership Share Money held on his behalf at any time; and/or

                  b) direct the Trustees to transfer the legal ownership of his Partnership Shares at any time.

         7.2 A Participant may withdraw any or all of his Partnership Shares from the Plan at any time.

         7.3 The transfer of any Partnership Share Money and/or Partnership Shares shall be subject to the withholding of the amount necessary to pay income tax at the appropriate rate together with any Primary Class I National Insurance liability that may arise in accordance with the Partnership Share Agreement relating to them. The Trustees will transfer the relevant Partnership Share Money and/or Partnership Shares to the Participant as soon as practicable after receipt of the direction and in any event within 30 days thereof.

         7.4 If Matching Shares have been appropriated to a Participant in relation to Partnership Shares that have been acquired on his behalf in accordance with a Partnership Share Agreement, any request to the Trustees to transfer those Partnership Shares to him under Rule 7.1 or any transfer of those Partnership Shares to him under Rule 8 before the end of the Forfeiture Period for the Matching Shares will cause him to forfeit the corresponding Matching Shares and he will thereafter have no further entitlement to them.

         7.5 Where an Accumulation Period applies, in accordance with a Partnership Share Agreement entered into between a Participant and the Company under Rule 5, a Participant may by notice in writing to the Company (which notice shall take effect 30 days after its receipt unless a later date is specified in the notice) direct the Company to stop making deductions from his Salary under the terms of the Partnership Share Agreement. Where such notice is given by a Participant he may at a later date during the Accumulation Period by notice in writing to the Company, which notice shall take effect within 30 days after its receipt (unless a later date is specified in the notice) direct the Company to resume making deductions from his Salary under the terms of the Partnership Share Agreement until the end of the Accumulation Period.

8        CESSATION OF EMPLOYMENT

         8.1 In the event of a Participant ceasing to be employed by the Group in any circumstances the Directors shall, subject to Rule 8.2, procure that his Partnership Shares and any Partnership Share Money held by the Trustees on his behalf are transferred to him by the Trustees as soon as practicable after such cessation.

         8.2 Unless Rule 8.3 applies, if the cessation of the Participant's employment occurs before the Tax Free Date applicable to his Partnership Shares or while Partnership Share Money is held on his behalf, the transfer of those Partnership Shares and that Partnership Share Money to him by the Trustees shall be subject both to the withholding of the amount necessary to pay income tax at the appropriate rate in accordance with the provisions of Rules 5.3.3 and/or 5.3.4 and to the withholding of the amount necessary to pay income tax at the appropriate rate on such Partnership Share Money, in each case in accordance with the Partnership Share Agreement that relates to them and together with any Primary Class I National Insurance liability that may arise.

         8.3 In the event of a Participant ceasing to be employed by the Group at any time by reason of:

                  8.3.1 injury, disability, redundancy (within the meaning of the Employment Rights Act 1996); or

                  8.3.2    a T.U.P.E transfer; or

                  8.3.3 a change of Control or other circumstances ending the Associated Company status of the company by which he is employed; or

                  8.3.4    retirement on or after reaching Retirement Age; or

                  8.3.5    death

                  the Directors shall procure that his Partnership Shares and Partnership Share Money are transferred to him or his personal representatives as soon as practicable after such cessation.

PART THREE - MATCHING SHARES

9        APPROPRIATION OF MATCHING SHARES

         9.1 When the Directors have determined to operate the Plan by appropriating Matching Shares on the same terms to Eligible Employees who enter into a Partnership Share Agreement under Rule 5, the Letter of Offer issued to each Eligible Employee under Rule 5 shall contain information about such determination, including the number of Matching Shares that will be appropriated for each Partnership Share (being not more than two for one).

         9.2 Where the Directors have determined to appropriate Matching Shares to Eligible Employees who enter into a Partnership Share Agreement under Rule 5, the Partnership Share Agreement will bind the relevant Eligible Employee in contract with the
                  Company:

                  9.2.1 to permit the Matching Shares appropriated to him to remain in the hands of the Trustees throughout the applicable Holding Period; and

                  9.2.2 not to assign, charge or otherwise dispose of his beneficial interest in those Matching Shares during the applicable Holding Period; and

                  9.2.3 if the Company in accordance with Rule 11.2 directs the Trustees to transfer the legal ownership of any Matching Shares to the Participant before the applicable Release Date, to pay to the Trustees before such transfer takes place or to allow the Trustees to sell some or all of his Matching Shares in order to raise a sum equal to income tax at the appropriate rate on the Market Value of such Matching Shares at the time of such transfer together with any Primary Class I National Insurance liability that may arise; and

                  9.2.4 if he or the Company in accordance with Rule 11.2 directs the Trustees to transfer the legal ownership of any Matching Shares to him at any time on or after the applicable Release Date but before the applicable Tax Free Date, to pay to the Trustees before such transfer takes place or to allow the Trustees to sell some or all of his Matching Shares in order to raise a sum equal to income tax at the appropriate rate on the lesser of:

                           a)       the Initial Market Value of the Matching
                                    Shares; and

                           b) the Market Value of the Matching Shares at the time of such transfer together with any Primary Class I National Insurance liability that may arise.

         9.3 Where Matching Shares are appropriated under this Rule 9 the Trustees will send a Notice of Acquisition/Appropriation to each Participant to whom such Shares have been appropriated in accordance with the provisions of Clause 2.7 of the Deed.

10       TRANSFER OF MATCHING SHARES

         10.1 In accordance with the Partnership Share Agreement entered into between a Participant and the Company under Rule 5, a Participant may direct the Trustees to transfer the legal ownership of his Matching Shares to him at any date on or after the Release Date that applies to them.

         10.2 Any direction given by a Participant under Rule 10.1 must be in the form (or substantially the form) of Schedule Six, adapted as appropriate. The Trustees will transfer the relevant Matching Shares as soon as practicable after the receipt of the direction.

11       CESSATION OF EMPLOYMENT AND WITHDRAWAL OF MATCHING SHARES FROM THE PLAN

         11.1 In the event of a Participant ceasing to be employed by the Group at any time by reason of:

                  11.1.1 injury, disability, redundancy (within the meaning of the Employment Rights Act 1996); or

                  11.1.2   a T.U.P.E. transfer or;

                  11.1.3 a change of Control or other circumstances ending the Associated Company status of the company by which he is employed; or

                  11.1.4   retirement on or after reaching Retirement Age; or

                  11.1.5   death

                  the Directors shall procure that his Matching Shares are transferred to him or his personal representatives by the Trustees as soon as practicable after such cessation.

         11.2 In the event of a Participant ceasing to be employed by the Group in any circumstances other than those set out in Rule
                  11.1 or otherwise instructing the Trustees to transfer his Matching Shares to him:

                  11.2.1 on or after the applicable Release Date but before the applicable Tax Free Date the Directors shall procure that his Matching Shares are transferred to him by the Trustees, subject to the disposal by the Trustees of sufficient Matching Shares to enable them to meet their PAYE liabilities or payment to the Trustees by the Participant of a sum equal to income tax at the appropriate rate on the lesser of:

                           a) the Initial Market Value of such Matching Shares; and

                           b) the Market Value of such Matching Shares on the date of his cessation of employment together with any Primary Class I National Insurance liability that may arise in accordance with the Partnership Share Agreement that relates to them, as soon as practicable (and in any event within 30 days) after such cessation; or

                  11.2.2 In relation to cessation of employment only, after the Forfeiture Period and before the applicable Release Date the Directors shall procure that his Matching Shares are transferred to him by the Trustees, subject to the disposal by the Trustees of sufficient Matching Shares to enable them to meet their PAYE liabilities or payment to the Trustees by the Participant of a sum equal to income tax at the appropriate rate on the Market Value of such Matching Shares together with any Primary Class I National Insurance liability that may arise, in accordance with the Partnership Share Agreement that relates to them.

                  11.2.3 In the event of a Participant ceasing to be employed by the Group in any circumstances other than those set out in Rule 11.1 before the end of the Forfeiture Period he will forfeit his Matching Shares and thereafter have no further entitlement to them.

         11.3     TAKEOVERS:

                  11.3.1 A Participant may during the Holding Period direct the Trustees:

                           11.3.1.1 to accept an offer for any of his Matching
                                    Shares if the acceptance or agreement will result in a new holding being equated with those Shares for the purposes of capital gains tax; or

                           11.3.1.2 to accept an offer of a qualifying corporate
                                    bond (whether alone or with other assets or cash or both) for his Matching Shares if the offer forms part of such a general offer as is mentioned in paragraph 32(c) of the Schedule; or

                           11.3.1.3 to accept an offer of cash, with or without
                                    other assets, for his Matching Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his Shares, or to holders of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of the Act; or

                           11.3.1.4 to agree to a transaction affecting his
                                    Matching Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

                                    (a)      all of the ordinary share capital
                                             of the Parent or, as the case may
                                             be, all the shares of the class in
                                             question; or

                                    (b)      all the shares, or all the shares
                                             of the class in question, which are
                                             held by a class of shareholders
                                             identified otherwise than by
                                             reference to their employment or
                                             their participation in a plan
                                             approved under the Schedule.

PART FOUR - DIVIDEND SHARES

12       REINVESTMENT OF DIVIDENDS

         12.1 If the Directors have so determined all dividends payable in respect of Plan Shares shall be paid by the Company directly to the Trustees. The Trustees shall, within 30 days of their receipt of such dividends, use them to acquire further Shares for appropriation to Participants as Dividend Shares. In exercising their powers to acquire Dividend Shares the Trustees must treat Participants fairly and equally.

         12.2 For the purposes of Rule 12.1 'acquire' shall mean subscribe for purchase or allocate Shares already held by the Trustees which are not Free Shares, Partnership Shares, Matching Shares or Dividend Shares.

         12.3 The number of Dividend Shares to be appropriated to each Participant shall be determined in accordance with the Market Value of the Shares on the Appropriation Date.

         12.4 The Free Share Agreement and/or Partnership Share Agreement entered into by each Participant in accordance with Rules 2 and/or 5 shall bind the relevant Participant in contract with the Company:

                  12.4.1 to permit the Dividend Shares appropriated to him to remain in the hands of the Trustees throughout the applicable Holding Period; and

                  12.4.2 not to assign, charge or otherwise dispose of his beneficial interest in the Dividend Shares during the applicable Holding Period; and

                  12.4.3 if the Company in accordance with Rule 14.2 directs the Trustees to transfer the legal ownership of any Dividend Shares to the Eligible Employee at any time before the applicable Tax Free Date, to pay to the Trustees before such transfer takes place or to allow the Trustees to sell some or all of his

                           Dividend shares in order to raise a sum equal to income tax at the appropriate rate on the cash amount of the dividend used to acquire those Dividend Shares less the aggregate amount of tax paid on any Capital Receipt in respect of those Dividend Shares that has already been subject to income tax.

         12.5 Where Dividend Shares have been appropriated under Rule 12.1 the Trustees will send a Notice of Appropriation to each Participant to whom such Dividend Shares have been appropriated as soon as practicable after the Appropriation Date (and in any event within 30 days of the applicable Appropriation Date).

         12.6 The cash amount used by the Trustees to acquire Dividend Shares for appropriation to any Participant must not exceed the Dividend Share Limit. Any cash amount remaining in the Trustees' hands after the Dividend Share Limit has been applied shall be paid by the Trustees to the Participant as soon as practicable (and in any event within 30 days of the applicable Appropriation Date).

13       TRANSFER OF DIVIDEND SHARES

         13.1 In accordance with the Free Share Agreement and/or Partnership Share Agreement entered into between a Participant and the Company under Rules 2 and/or 5 a Participant may direct the Trustees to transfer the legal ownership of his Dividend Shares to him at any time on or after the Release Date that applies to them.

         13.2 Any direction given by a Participant under Rule 13.1 must be in the form (or substantially in the form) of Schedule Six, adapted as appropriate. The Trustees will transfer the relevant Dividend Shares as soon as practicable after receipt of the direction.

14       CESSATION OF EMPLOYMENT

         14.1 In the event of a Participant ceasing to be employed by the Group at any time by reason of:

                  14.1.1 injury, disability, redundancy (within the meaning of the Employment Rights Act 1996); or

                  14.1.2   a T.U.P.E transfer; or

                  14.1.3 a change of control or other circumstances ending the Associated Company status of the company by which he is employed; or

                  14.1.4   retirement on or after reaching Retirement Age; or

                  14.1.5   death

                  the Directors shall procure that his Dividend Shares are transferred to him or his personal representatives by the Trustees as soon as practicable after such cessation.

         14.2 In the event of a Participant ceasing to be employed by the Group in any circumstances other than those set out in Rule
                  14.1 before the applicable Tax Free Date the Directors shall procure that his Dividend Shares are transferred to him by the Trustees, subject to the disposal by the trustees of sufficient Free Shares to enable them to meet their PAYE liabilities or payment to the Trustees by the Participant of a sum equal to income tax at the appropriate rate on the cash amount of the dividends used to acquire those Dividend Shares less the aggregate amount of any tax paid on any Capital Receipt in respect of those Dividend Shares that has already been subject to income tax, in accordance with the Free Share Agreement and/or Partnership Share Agreement that relates to them, as soon as practicable (and in any event within 30 days) after such cessation.

         14.3     TAKEOVERS

                  A Participant may during the Holding Period direct the
                  Trustees:

                  14.3.1 to accept an offer for any of his Dividend Shares if the acceptance or agreement will result in a new holding being equated with those Shares for the purposes of capital gains tax; or

                  14.3.2 to accept an offer of a qualifying corporate bond (whether alone or with other assets or cash or both) for his Dividend Shares if the offer forms part of such a general offer as is mentioned in paragraph 32(c) of the Schedule; or

                  14.3.3 to accept an offer of cash, with or without other assets, for his Free Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his Shares, or to holders of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of the Act; or

                  14.3.4 to agree to a transaction affecting their Dividend Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

                           a) all of the ordinary share capital of the Parent or, as the case may be, all the shares of the class in question; or

                           b) all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under the Schedule.

PART FIVE - GENERAL

15       ACQUISITION OF SHARES FOR APPROPRIATION

         15.1 The Trustees may upon the direction of the Directors, purchase Shares from time to time until the Dealing Day preceding the relevant Appropriation Date/Acquisition Date. Such Shares may be purchased on the New York Stock Exchange or privately (provided that any such private purchase made at the time when the Shares are listed is made at a price which is equivalent to the middle market quotation for such Shares on the New York Stock Exchange for the Dealing Day preceding the day in question).

         15.2 The Trustees, at the direction of the Directors, may subscribe for Shares for appropriation/acquisition on behalf of Eligible Employees under the Plan on the relevant Appropriation Date or Acquisition Date as appropriate, and the price per Share at which the Trustees subscribe for such Shares shall be the greater of:

                  15.2.1 the nominal value of a Share on the date of subscription; and

                  15.2.2   the Market Value of a Share.

         15.3 Contributions to be made by the Company and each Participating Company to the Trustees to support any purchase of or subscription for Shares to be made by the Trustees for appropriation on any Appropriation Date shall be paid not later than the Dealing Day immediately prior to the relevant Appropriation Date.

         15.4 Where the Trustees on an Appropriation Date/Acquisition Date appropriate/acquire on behalf of Eligible Employees Shares a proportion of which rank for any dividend or other rights by reference to a record date preceding the relevant Appropriation Date/Acquisition Date and a proportion of which do not, then the Shares to be appropriated to each Eligible Employee/acquired on behalf of each Eligible Employee shall as far as practicable be in the same proportions thereto.

         15.5     Where Shares are transferred to the Trustees:

                  a.       by the trustees of an employee share ownership trust;
                           and

                  b.       the transfer qualifies under S.69 (3AA) Finance Act
                           1989;

                  those Shares

                  15.5.1 must not be awarded to Participants as Partnership Shares; and

                  15.5.2 must be included in any appropriation of Free Shares or Matching Shares in precedence to any other Shares.

16       ISSUE OF SHARES AND DIVIDENDS

         16.1 All Shares issued under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue.

         16.2 If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment or any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for admission to the Exchange.

         16.3 Unless the Directors have determined that dividends shall be reinvested in accordance with Rule 12.1, all dividends payable in respect of Plan Shares shall be paid in cash by the Company to the Trustees who will then distribute such dividends to each Participant according to the number of Plan Shares held by the Trustees on his behalf.

         16.4 Where the value of dividends paid in respect of the Plan Shares held on behalf of any Participant in any Year of Assessment exceeds the Dividend Share Limit such dividends in excess of the Dividend Share Limit shall be paid in accordance with Rule 16.3 notwithstanding any election by a Participant.

         16.5 If the Trustees receive any foreign cash dividend in respect of Plan Shares, they shall give the Participant notice of the amount of any foreign tax already deducted.

17       DISPOSALS AND PAYMENT

         17.1 The Trustees shall not dispose of any Plan Shares which have been appropriated to a Participant (whether to the Participant concerned or otherwise) except in accordance with Clause 7 of the Deed.

         17.2 Upon receipt of a sum of money being (or being part of) the proceeds of any disposal or Capital Receipt in respect of any Plan Shares, the Trustees shall (subject to compliance with the provisions of the Act) account to the Participant for any balance remaining in their hands and relating to such Plan Shares, provided that any Capital Receipt of less than L.3 distributable to a particular Participant may be retained by the Trustees.

         17.3 Upon receipt of any money or money's worth in respect of or by reference to any Plan Shares, the Trustees shall pay it over to the Participant as soon as possible.

18       STAMP DUTY

         18.1 No stamp duty on any transfer of Shares by the Trustees shall be payable in the case of a transfer into the name of the Participant.

         18.2 In the case of any other transfer, stamp duty shall be payable by the Participant or the purchaser from the Participant.

19       DISPUTES

         The decision of the Directors in any dispute or question affecting any Eligible Employee or Participant under the Plan shall be final and conclusive subject to the concurrence of the Auditors whenever required under the provisions hereof.

20       RIGHTS ON TERMINATION OF EMPLOYMENT

         In no circumstances shall any person who has ceased to be an employee of the Company or any Subsidiary by reason of dismissal or otherwise howsoever or who is under notice of termination of his employment be entitled to claim as against any Participating Company or Subsidiary or the Trustees any compensation for or in respect of any consequential loss he may suffer by reason of the operation of the terms of the Plan or of the provisions of the Act, including in respect of any liability to Income Tax or National Insurance Contributions.

21       DUTY TO ACCOUNT FOR PAYE ETC

         21.1 Where the Trustees receive a sum of money which constitutes (or forms part of):

                  21.1.1   the proceeds of a disposal of Shares; or

                  21.1.2   a Capital Receipt; or

                  then, if required by and in accordance with the provisions of paragraphs 94, 95 and 96 of the Schedule they shall pay to the relevant Participating Company out of that sum of money an amount equal to that on which income tax is payable and the relevant Participating Company shall then pay over that amount to the Participant in question but in so doing shall make a PAYE deduction unless such Participant shall have ceased to be employed by the Participating Company when the Trustees receive such sum as referred to in Rule 18.2, in which case the Trustees shall pay over the amount to the Participant but in so doing shall deduct United Kingdom income tax at the appropriate rate for the time being in force on an amount equal to that on which income tax is payable together with a deduction of any Primary Class I National Insurance liability which may arise.

         21.2 Where the Trustees receive from a Participant who has directed them to transfer the ownership of his Plan Shares to him at any time before the Tax Free Date the sum calculated in accordance with either Rule 2.2 or Rule 6.2 or Rule 9.2 that sum shall be treated as a PAYE deduction by the Trustees as well as a deduction of any Primary Class I National Insurance liability required.

         21.3 The Trustees shall maintain such records as may be necessary to enable them to carry out their obligations under paragraphs 95 and 96 of the Schedule, including records of all payments to the Company and all sums deducted by the Trustees falling within Rule 21.1 and all sums received from Participants falling within Rule 21.2.

         21.4 The Trustees shall inform each Participant in writing of any facts relevant to determining the liability (if any) of that Participant to income tax under Schedule E or F or Case V of Schedule D or to Primary Class I National Insurance by reason of an occurrence of an event under the Plan in relation to his Plan Shares.

22       ALTERATIONS

         Subject to the concurrence of the Trustees evidenced in a deed supplemental hereto, the Rules of the Plan may be altered in accordance with the following provisions of this Rule PROVIDED that no purported alteration shall be effective if, as a result, the Plan would cease to be an employees' share scheme. Any such alterations shall be binding on all Participating Companies.

         22.1 The Directors may, prior to the approval of the Plan under the provisions of the Schedule by the Inland Revenue, alter the Rules of the Plan as may be necessary in order to obtain such approval.

         22.2 Subject to Rule 22.3, after the date on which the Plan is approved by the Inland Revenue under the provisions of the Schedule, the Directors may in their discretion alter the Rules provided that so long as the Plan remains approved by the Inland Revenue no such alteration of a Key Feature shall be effective until approved by the Inland Revenue.

         22.3 Where any alteration under Rule 22.2 is to the advantage of Participants (present or future), it will not be effective unless either:

                  22.3.1 it is made with the prior sanction of an ordinary resolution of the Company in general meeting; or

                  22.3.2 it is a minor amendment which the Directors consider necessary or desirable in order to benefit the administration of the Plan; or

                  22.3.3 it is an amendment which the Directors consider necessary or desirable to take account or advantage of a change in the Act, the Schedule or any other legislation or to obtain or maintain favourable tax, exchange control, or regulatory treatment for Participants (present or future) or any Participating Company.

         22.4 No alteration which purports to enlarge the obligations or restrict the rights of any Participant in respect of Plan Shares already appropriated to him or acquired on his behalf shall be effective.

23       GENERAL

         23.1 The Plan shall continue for a period of ten years commencing on the date of the Trust Deed unless terminated earlier by resolution of the Directors, in which case Rule 23.2 shall apply.

         23.2 In the event of the termination of the Plan by resolution of the Directors in accordance with Rule 23.1 the Directors shall ensure that a plan termination notice is sent without delay to:

                  23.2.1   the Inland Revenue;

                  23.2.2   the Trustees; and

                  23.2.3   each Participant,

                  and the date on which such plan termination notice is sent shall be the first day of the Termination Period.

         23.3     Once the Termination Period has begun;

                  23.3.1   no further shares may be awarded to Eligible
                           Employees;

                  23.3.2 the Trustees must (as soon as is practicable after the later of the end of the Termination Period or the first date on which the shares may be removed from the Plan without giving rise to a charge to Income Tax on the Participant on whose behalf they are held) either transfer all Plan Shares held by them to the Participant on whose behalf they are held (or, at his direction, to another person or, if appropriate to his personal representatives) or dispose of such Plan Shares and account to each such Participant (or, at his direction, to another person or, if appropriate to his personal representatives) for the proceeds;

                  23.3.3 the Trustees must, as soon as practicable, ensure that any Partnership Share Money (or other money) held on behalf of a Participant is paid to him;

                  23.3.4 the Trustees must ensure that any cash dividend that has not been reinvested pursuant to Clause 2.4 of the Trust Deed is paid over to each Participant.

24       GOVERNING LAW

         The Plan is governed by and shall be construed in accordance with the laws of England.

                                  SCHEDULE TWO
                           KIMBERLY-CLARK shareplus UK

                                 Letter of Offer
                                                                          [DATE]
Dear [      ]

                           KIMBERLY-CLARK SHAREPLUS UK
                                  ("THE PLAN")

The Directors of the Company would like to offer you the opportunity to participate in the Plan. The basis of your participation on this occasion is as follows:

[1] You are entitled to be appropriated Free Shares in the Parent with a value
of [L.   ] in accordance with the terms set out in Part A of the appendix to this letter [; and]

[2] You are entitled to be appropriated Free Shares in the Parent in accordance with the terms set out in Part A of the appendix to this letter. The value of the Free Shares that will be appropriated to you depends on the satisfaction of the Performance Related Formula. This formula applies to you as part of the
[              division/team] and is as follows [insert formula applicable to participant].

[3] You are also entitled to acquire Partnership Shares in the Parent up to the value of [L.125 per month] but not more than 10% of your salary [which will
be matched by the Company on a [    ] basis as described in Part C of the
appendix to this letter] in accordance with Part B of the appendix to this letter.]

In order to consent to being included in this appropriation you must complete
the Agreement which is enclosed and return it to [     ] no later than [date:
dependent on type of shares being offered. See Rules 2.1 and 5.1].

Yours faithfully

                           APPENDIX TO LETTER OF OFFER


PART A

This offer is the offer of Free Shares to Eligible Employees in accordance with the Rules of the Plan. The terms of the offer are as follows:

1. The offer is made to all employees of [the Company] [the Participating Companies] [who had been so employed on [ ] for a period of [ ]];

2.       An Eligible Employee must have returned the completed Free Share
         Agreement as directed by [   ];

3.       The terms upon which the Free Shares are held will be as follows:

         (a)      Free Shares will be registered in the name of the Trustees;

         (b) the Trustees shall not dispose of any Free Shares (except in accordance with the terms of the Plan);

         (c) the Holding Period applicable to the Free Shares is [ ] years from [Appropriation Date]. After being held by the Trustees
                  until the Release Date, [     ], the Trustees shall, if the
                  Participant so requests, transfer the Free Shares to him or any other person of whom they have received notice in writing that the beneficial ownership of the Free Shares is vested. If no such request is made the Free Shares shall remain held by the Trustees until the Participant ceases to be employed [by the Company];

         (d) if the Participant ceases to be employed by [the Group] the Free Shares will be dealt with according to Rule [4] of the Plan.

[PART B

This offer is the offer to Eligible Employees to purchase Partnership Shares in accordance with the Rules of the Plan. The terms of the offer are as follows:

1. The offer is made to all employees of [the Company] [the Participating Companies] [who had been so employed on [ ] for a period of [ ];

2. An Eligible Employee may apply to purchase Partnership Shares by returning the completed Agreement as directed by [ ]:

3. Eligible Employees may purchase Partnership Shares up to a maximum of [L. ] [but not more than 10% of their salary] and a minimum value of [L. ] by authorising the Company to make deductions from their salary each [week/month];

4. The terms upon which the Partnership Shares are held will be as follows:

         (a) Partnership Shares will be purchased using the deductions from Eligible Employees' salaries; [timing of purchase; accumulation period]

         (b) Partnership Shares will be registered in the name of the Trustees;

         (c) the Trustees shall not dispose of any Partnership Shares (except in accordance with the terms of the Plan);

         (d) the Trustees shall, if the Participant so requests at any time transfer the Partnership Shares to him or any other person of whom they have received notice in writing that the beneficial ownership of the Partnership Shares is vested;

         (e) [if the Participant requests the Trustees to transfer his Partnership Shares to him or any other person before the
                  Release Date, [   ], the Matching Shares appropriated to the
                  Participant that relate to those Partnership Shares shall be forfeited in accordance with the Rules of the Plan.]

[PART C

This offer is the offer of Matching Shares to Eligible Employees in accordance with the Rules of the Plan. The terms of the offer are as follows:

1. The offer is made to all employees of [the Company] [the Participating Companies] [who had been so employed on [ ] for a period of [ ]];

2. Eligible Employees must have applied to purchase Partnership Shares by returning the completed Partnership Share Agreement as directed by [ ];

3.       The Trustees will appropriate to each such Eligible
         Employee/Participant [two] Matching Shares for each Partnership Share purchased by the Eligible Employee;

4.       The terms upon which the Matching Shares are held will be as follows:

         (a) Matching Shares will be registered in the name of the Trustees;

         (b) the Trustees shall not dispose of any Matching Shares (except in accordance with the terms of the Plan);

         (c) the Holding Period applicable to the Matching Shares is [ ] years from [Appropriation Date]. After being held by the
                  Trustees until the Release Date, [   ], the Trustees shall, if
                  the Participant so requests, transfer the Matching Shares to him or any other person of which they have received notice in writing that the beneficial ownership of the Matching Shares is vested. If no such request is made the Matching Shares shall remain held by the Trustees until the Participant ceases to be employed by [the Company];

         (d) if the Participant ceases to be employed by [the Group] the Matching Shares will be dealt with according to the Rule [10] of the Plan;

         [(e)     if the Participant requests the Trustees to transfer his
                  Partnership Shares to him or to any other person before [   ]
                  he will forfeit his Matching Shares in accordance with the Rules of the Plan:]]

NOTE: Defined Terms have the same meanings as in the Trust Deed and Rules relating to the Plan.

                                 SCHEDULE THREE


                           KIMBERLY-CLARK SHAREPLUS UK

                              FREE SHARE AGREEMENT

         PLEASE USE BLOCK CAPITALS AND READ THE WHOLE OF THE AGREEMENT
                              BEFORE SIGNING BELOW

THIS FREE SHARE AGREEMENT IS BETWEEN:

     PARTICIPANT ("THE PARTICIPANT")                COMPANY ("THE COMPANY")
Name:                                       Name:

Home Address:                               Registered Address:


Payroll Number:                             Registered Number:

THIS FREE SHARE AGREEMENT SETS OUT THE TERMS ON WHICH THE PARTICIPANT AGREES TO TAKE PART IN KIMBERLY-CLARK SHAREPLUS UK (THE "PLAN") AND IS SUBJECT TO THE RULES OF THE PLAN. THE DEFINITIONS IN THE PLAN RULES APPLY TO THIS FREE SHARE
AGREEMENT:

PARTICIPANT

1.       I confirm that I am eligible to participate in the Plan.

2. I agree to accept the Free Shares in Kimberly-Clark Corporation appropriated to me under the Plan.

3. I agree to leave the Free Shares in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the shares for the whole of the Holding Period, which will end on [insert date].

4. I have read this Free Share Agreement and agree to be bound by it and by the Rules of the Plan

5. [I agree that all dividends paid on my Free Shares will be used by the Trustees to buy more shares in Kimberly-Clark Corporation ("Dividend Shares") for me in accordance with the Rules of the Plan.]

6. I agree to leave the Dividend Shares in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the Dividend Shares for the whole of the Holding Period of 3 years.


COMPANY

8. The Company agrees to arrange for shares in Kimberly-Clark Corporation to be appropriated to me, according to the Rules of the Plan.

9. The Company has decided that the value of Free Shares appropriated to each Eligible Employee will be based on [Insert the method chosen from Rule 2.3 for determining the value of Free Shares to be appropriated and, if applicable, either an explanation of the Performance Related Formula or a cross reference to it].

RIGHTS AND OBLIGATIONS

1. I agree that taking part in the Plan does not affect my rights, entitlements and obligations under my contract of employment, and does not give me any rights or additional rights to compensation or damages if my employment ceases.

2. I can at any time withdraw from this agreement, by writing to my employer.

3. I agree that withdrawal from this agreement will not affect the terms on which I agreed to accept any shares that have already been appropriated to me under the Rules of the Plan.

4. I may ask the Trustees for my Free Shares [and Dividend Shares] at any time after the end of the Holding Period, but I may have to pay income tax and National Insurance Contributions when they are taken out of the Plan.

5. I agree to allow the Trustees to sell some or all of my Free Shares [and Dividend Shares] to pay any income tax and National Insurance Contributions in respect of my Free Shares [and Dividend Shares] ceasing to be subject to the Plan, unless I provide them in advance with sufficient funds to pay these amounts.

6. [I understand that I will lose my Free Shares if I cease to be in Relevant Employment before the end of the Forfeiture Period of [ ] years unless the employment ceased for one of the following reasons:

         a)       injury or disability

         b)       redundancy

         c) transfer of employment to which the Transfer of Undertaking Protection of Employment) Regulations 1981 apply

         d)       retirement on or after reaching Retirement Age

         e)       death

         f) change of control or other circumstances ending the Associated Company status of my employing company.]

7. If there is a rights issue, I agree to allow the Trustees to sell some of the rights attached to my shares in the Plan, in order to fund the exercise of the rights attached to other shares held by me in the Plan.

[DIVIDEND REINVESTMENT

8. Cash dividends will be used to buy more shares ("Dividend Shares") for me.

9. Any amount over L.1,500 in each tax year will be paid to me.

10. Any amount below L.1,500 not used to buy shares shall be carried forward and added to the next cash dividend to be reinvested.]

         Signature:                                Date    /     /
                    ------------------------------     ---- ----- ----

                                  SCHEDULE FOUR

                          KIMBERLY-CLARK SHAREPLUS UK

                          PARTNERSHIP SHARE AGREEMENT

          PLEASE USE BLOCK CAPITALS AND READ THE WHOLE OF THE AGREEMENT
                              BEFORE SIGNING BELOW

THIS PARTNERSHIP SHARE AGREEMENT IS BETWEEN:

    PARTICIPANT ("THE       COMPANY ("THE            TRUSTEES ("THE
    PARTICIPANT)            COMPANY")                TRUSTEES")
    Name:                   Name:                    Name:
    Home Address:           Registered Address:      Registered Address [if any]



    Payroll Number          Registered Number:

THIS PARTNERSHIP SHARE AGREEMENT SETS OUT THE TERMS ON WHICH THE PARTICIPANT AGREES TO BUY SHARES UNDER THE KIMBERLY-CLARK SHAREPLUS UK (THE "PLAN") AND IS SUBJECT TO THE RULES OF THE PLAN. THE DEFINITIONS IN THE PLAN RULES APPLY TO THIS PARTNERSHIP SHARE AGREEMENT.

NOTICE TO PARTICIPANT ABOUT POSSIBLE EFFECT ON BENEFITS

Deductions from your pay to buy Partnership Shares under this agreement may affect your entitlement to, or the level of, some contributory social security benefits, statutory maternity pay and statutory sick pay. They may also have a similar effect in respect of some contributory social security benefits paid to your wife or husband. With this agreement you should have been given information on the effect of deductions from your pay to buy

Partnership Shares on entitlement to social security benefits, statutory sick pay and statutory maternity pay. The effect is particularly significant if your earnings are brought below the lower earnings limit for National Insurance purposes, and is explained in the information: it is therefore important that you read it. If you have not been given a copy, ask your employer for it. Otherwise a copy may be obtained from any office of the Inland Revenue, the Department of Social Security, or, in Northern Ireland, the Department for Social Development. You should take the information you have been given into account in deciding whether to buy Partnership Shares.

PARTICIPANT

1.       I confirm that I am eligible to participate in the Plan.

2. I agree to allow my employer to deduct the following amount per [week/month] from my Salary:

                                               [L. ] [insert amount between
                                                     [L.10] and L.125 [per
                                                     month] and not more
                                                     than 10% of Salary

3. [I agree that these deductions will be used to buy Partnership Shares in Kimberly-Clark Corporation for me] OR

         [I agree that the Trustees will accumulate my deductions from [Company to specify beginning and end of Accumulation Period] and buy Partnership Shares in Kimberly-Clark Corporation for me after the end of the Accumulation Period.]

4.       I understand that shares may fall in value as well as rise.

5. I have read this Partnership Share Agreement and agree to be bound by it and by the Rules of the Plan.

6. [I agree that all dividends paid on my shares will be used by the Trustees to buy more shares in Kimberly-Clark Corporation ("Dividend Shares") for me in accordance with the Rules of the Plan. I agree to accept the Dividend Shares bought for me and leave



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

         them in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the shares for the whole of the whole of the Holding Period of 3 years.

7. [I agree to accept Matching Shares in Kimberly-Clark Corporation appropriated to me under the Plan and leave them in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the shares for the whole of the Holding Period applicable to them.]


COMPANY

8. The Company agrees to arrange for shares in Kimberly-Clark Corporation to be bought for me, according to the Rules of the Plan.

9. The Company agrees to provide [insert number] Matching Share(s) for every [insert number] Partnership Share(s) bought for me.

10. The Company undertakes to notify me of any restriction on the number of Partnership Shares available.

TRUSTEES

11. The Trustees agree to keep my Salary deductions in [insert name of bank/building society] until they are used to buy shares in Kimberly-Clark Corporation for me.


Signature:                                Date    /     /
           ------------------------------     ---- ----- ----

RIGHTS AND OBLIGATIONS

1. I agree that taking part in the Plan does not affect my rights, entitlements and obligations under my contract of employment, and does not give me any rights or additional rights to compensation or damages if my employment ceases.

2. I may stop the deductions at any time, or begin them again, by writing to my employer, but I may not make up any amounts missed when deductions were stopped.

3. I agree that the deductions from my salary, or the number of shares that I receive may be scaled down if the limit on the number of shares set by the Company available is exceeded.

4. I can at any time withdraw from this agreement by writing to my employer. Any unused deductions will be returned to me after the deduction of any necessary income tax or National Insurance Contributions.

5. I agree that withdrawal from this agreement will not affect the terms on which I agreed to buy shares already held for me under the Plan.

6. I may ask the Trustees for my Partnership Shares at any time, but I may have to pay income tax and National Insurance Contributions when they are taken out of the Plan.

7. I agree to allow the Trustees to sell some or all of my shares to pay any income tax and National Insurance Contributions in respect of my shares ceasing to be subject to the Plan, unless I provide them in advance with sufficient funds to pay these amounts.

8. I agree that any deductions not used to buy shares will at the discretion of the Trustees be repaid to me after the deduction of any necessary income tax or National Insurance Contributions, or will be carried forward and added to the next deduction or Accumulation Period.



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

9. If there is a rights issue, I agree to allow the Trustees to sell some of the rights attaching to my shares in the Plan, in order to fund the exercise of the rights attached to other shares held by me in the Plan.

[ACCUMULATION PERIOD

10. The Accumulation Period shall come to an end when [specify nature of event(s)], but this agreement shall continue until terminated by any party giving notice to the others.

11.      I may only restart deductions once in every [insert number] months.]

[MATCHING SHARES[AND DIVIDEND SHARES]]

12. The ratio of Matching Shares to Partnership Shares is [insert ratio - not more than 2:1] and may be varied by the Company. The circumstances and manner in which the ratio may be varied are [company to specify details here].

13. If the ratio varies, the Company will notify me before the Partnership Shares are bought for me.

14. I agree to leave the Matching Shares in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the Matching Shares for the whole of the Holding Period applicable to them.

15. I may ask the Trustees for my Matching Shares [and Dividend Shares] at any time after the end of the Holding Period, but I may have to pay income tax and National Insurance Contributions when they are taken out of the Plan.

16. I agree to allow the Trustees to sell some or all of my Matching Shares [and Dividend Shares] to pay any income tax and National Insurance Contributions in respect of my Matching Shares [and Dividend Shares] ceasing to be subject to the Plan, unless I provide them in advance with sufficient funds to pay these amounts.



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

17. If there is a rights issue, I agree to allow the Trustees to sell some of the rights attached to my shares in the Plan to exercise the rights attached to other shares held by me in the Plan.

[I will lose my Matching Shares if I withdraw the Partnership Shares in respect of which the Matching Shares were appropriated before the end of the Forfeiture Period of [ ] years applicable to the Matching Shares.]

[I will lose my Matching Shares if I cease to be in Relevant Employment before the end of the Forfeiture Period of [ ] years, unless the employment ceased for one of the following reasons:

a)       injury or disability

b)       redundancy

c) transfer of employment to which the Transfer of Undertaking (Protection of Employment) Regulations 1981 apply

d)       retirement on or after reaching Retirement Age

e)       death

f) change of control or other circumstances ending the Associated Company status of my employing company.]

PARTNERSHIP SHARE MONEY HELD BY TRUSTEES

18. The Trustees are under no obligation to keep the deductions in an interest-bearing account, but if they do, they will pay the interest to me.

[DIVIDEND REINVESTMENT

19. Cash dividends will be used to buy more shares ("Dividend Shares") for me.

20.      Any amount over L.1500 in each tax year will be paid to me.

21. Any amount below L.1500 not used to buy shares shall be carried forward and added to the next cash dividend to be reinvested.]

                                  SCHEDULE FIVE

                           KIMBERLY-CLARK shareplus UK

                             Notice of Appropriation

To:      [Name]                             Appropriation Date:
         [Address]

From: The Trustees of the Kimberly-Clark shareplus UK

The Trustees of the Plan have today made an appropriation to you of [   ]
[ordinary] shares of [ ]p each in Kimberly-Clark under the Plan (Free Shares).

Their Market Value on the Appropriation Date is [    ] per share.

The Holding Period in respect of these shares is [   ] years.


Yours faithfully


for and on behalf of
[                    ]

                                  SCHEDULE SIX

                           KIMBERLY-CLARK shareplus UK

                          Direction to transfer Shares

To: The Trustees of  Kimberly-Clark shareplus UK

A. FREE SHARES

This notice applies to the Free Shares that were appropriated to me on [Appropriation Date]. The Release Date applicable to those shares was [Release Date] and the Tax Free Date applicable to them is [Tax Free Date].

I hereby direct you to transfer the legal ownership of [   ] Free Shares to
[me][other] as soon as practicable, in accordance with the Rules of the Plan.

I understand that if the Tax Free Date has not yet been reached you will withhold the amount necessary to pay income tax on my behalf on the appropriate value of the Free Shares as well as any amount necessary to satisfy any Primary Class I National Insurance liability that may arise, in accordance with the terms of the Agreement that relates to them.

B. PARTNERSHIP SHARES

This notice applies to the Partnership Shares that were acquired by you on my behalf on [Acquisition Date]. The Release Date applicable to them is [Release Date] and the Tax Free Date applicable to them is [Tax Free Date].

I hereby direct you to transfer the legal ownership of [        ] Partnership
Shares to [me][other] as soon as practicable, in accordance with the Rules of the Plan.

I understand that if the Tax Free Date has not yet been reached you will withhold the amount necessary to pay income tax on the appropriate value of the Partnership Shares as well as any amount necessary to satisfy any Primary Class I National Insurance liability that may arise, in accordance with the terms of the Agreement that relates to them.

[I understand that if the Release Date has not yet been reached the Matching Shares that were appropriated to me on [Appropriation Date] will be forfeited by this direction and that I shall have no further entitlement to them.]

C. MATCHING SHARES

This notice applies to the Matching Shares that were appropriated to me on [Appropriation Date]. The Release Date applicable to those shares was [Release Date] and the Tax Free Date applicable to them is [Tax Free Date].

I hereby direct you to transfer the legal ownership of [        ] Matching
Shares to [me][other] as soon as practicable, in accordance with the Rules of the Plan.

I understand that if the Tax Free Date has not yet been reached you will withhold the amount necessary to pay income tax on the appropriate value of the Matching Shares as well as any amount necessary to satisfy any Primary Class I National Insurance liability that may arise, in accordance with the terms of the Agreement that relates to them.

D. DIVIDEND SHARES

This notice applies to the Dividend Shares that were appropriated to me on [Appropriation Date]. The Release Date applicable to those shares was [Release Date] and the Tax Free Date applicable to them is [Tax Free Date].

I hereby direct you to transfer the legal ownership of [        ] Dividend
Shares to [me][other] as soon as practicable, in accordance with the Rules of the Plan.

I understand that if the Tax Free Date has not yet been reached you will withhold the amount necessary to pay income tax on the Market Value of the Dividend Shares as well as any amount necessary to satisfy any Primary Class I National Insurance liability that may arise, in accordance with the terms of the agreement that relates to them.



Signed:                                     Date:

--------------------------------------      ----------------------------------

                                 SCHEDULE SEVEN

                           KIMBERLY-CLARK shareplus UK
                      Notice of Acquisition[/Appropriation]

To:      [Name]                  Acquisition[/Appropriation]  Date:
         [Address]

From: The Trustees of Kimberly-Clark shareplus UK

The Trustees of the Plan have today acquired on your behalf [      ] [ordinary]
shares of [ ]p each in Kimberly-Clark Corporation under the Plan (Partnership
Shares). In their acquisition of the above shares the Trustees used [     ] of
your Partnership Share Money, leaving [    ].

The Market Value of the Partnership Shares on the Acquisition Date is [      ]
per share. There is no Holding Period in respect of these shares.

[In addition, the Trustees have today made an appropriation to you of [ ] [ordinary] shares of [ ]p each in Kimberly-Clark Corporation under the Plan (Matching Shares). Their Market Value on the Appropriation Date is [ ] per share.] The Holding Period in respect of these shares is [ ] years.

Yours faithfully


for and on behalf of

                                 SCHEDULE EIGHT

                                Deed of Adherence

THIS DEED is made the   day of                  20

BETWEEN

(1)      KIMBERLY-CLARK HOLDING LTD whose registered office is at [   ] ("the
         Company")

(2)      [Trustee Limited] whose registered office is at [              ] ("the
         Trustees"); and

(3)      [     ] whose registered office is at [       ] ("the New Participating
         Company")

RECITALS

(A)      This Deed is supplemental to a Deed dated [    ] and made between the
         Company and the Trustees (hereinafter called the "Principal Deed") whereby the Company established Kimberly-Clark shareplus UK (hereinafter called "the Plan").

(B) The New Participating Company is controlled by the Company within the meaning of Section 840 of the Income and Corporation Taxes Act 1988 and is a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985.

(C) In pursuance of the power contained in Clause 4 of the Principal Deed, the Company has agreed that subject to its entering into this Deed of Adherence, the New Participating Company may become a Participating Company for the purposes of the Plan.

THIS DEED PROVIDES as follows:

1. The Company hereby agrees that the New Participating Company shall be a Participating Company for the purposes of the Plan.

2. The New Participating Company hereby covenants with the Company and with the Trustees that it will observe and perform all covenants, conditions and provisions contained in the Principal Deed and all the provisions of the Plan applicable to Participating Companies.

IN WITNESS whereof the parties hereto have caused this Deed to be executed the day and year first before written

THE COMMON SEAL OF                                   )
KIMBERLY-CLARK HOLDING LTD                           )
was hereunto affixed in                              )
the presence of:                                     )

         Director

         Secretary
 SIGNED as a DEED                   )
by [            ]                   )
Limited                             )
ACTING by                           )

         Director

         Secretary

THE COMMON SEAL OF                  )
[the New Participating              )
Company] was                        )
hereunto affixed in the             )
presence of:                        )

         Director

         Secretary

                                  SCHEDULE NINE

                           KIMBERLY-CLARK shareplus UK

                      Notice of Performance Related Formula

              For the attention of ALL employees of Kimberly-Clark

                                  SCHEDULE TEN

                           KIMBERLY-CLARK shareplus UK

                    Notice of Appropriation - Dividend Shares

To:      [Name]                             Appropriation Date:
         [Address]

From: The Trustees of the Kimberly-Clark Share Incentive Plan

The Trustees of the Plan have today acquired on your behalf [      ] [ordinary]
shares of [   ]p in Kimberly-Clark Corporation under the Plan (Dividend Shares).
Their Market Value on the Appropriation Date is [   ] per share. The Holding
Period in respect of these shares is [ ] years.


The amount of the cash dividend which is insufficient to acquire a share is
L....... This sum is held by the Trustees and carried forward to your account.
Yours faithfully

For and on behalf of
[                  ]